SEMI-ANNUAL REPORT
MARCH 31, 1997
THE BERGER FUNDS

BERGER ONE HUNDRED FUND
BERGER GROWTH & INCOME FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER NEW GENERATION FUND


Dear Berger Funds Investor,

The Berger Funds are presenting a combined semi-annual report which includes the Berger One Hundred Fund, Berger Growth & Income Fund, Berger Small Company Growth Fund and Berger New Generation Fund.

The report reflects the financial position of each Fund at March 31, 1997, and the results of their operations for the six months then ended and changes in their net assets for the six months ended March 31, 1997, and for the fiscal year ended September 30, 1996, in a single document.

                                TABLE OF CONTENTS

           A Message From the Founder
                Bill Berger, Shareholder & Director          2
           An Economic and Market Perspective
                A look at the past six months and
                what lies ahead for investors                4
           Berger One Hundred Fund
                Portfolio Manager's Letter                   7
                Schedule of Investments                     10
           Berger Growth & Income Fund
                Portfolio Manager's Letter                  14
                Schedule of Investments                     17
           Berger Small Company Growth Fund
                Portfolio Manager's Letter                  20
                Schedule of Investments                     23
           Berger New Generation Fund
                Portfolio Manager's Letter                  27
                Schedule of Investments                     30
           Financial Statements                             33
           Notes to Financial Statements                    37
           Financial Highlights                             40

A MESSAGE FROM THE FOUNDER

Dear Fellow Berger Funds Shareholder:

As investors, we have experienced extraordinary times recently. Since 1990, the overall stock market has not dropped more than 10%. That's the longest period the market has ever gone without a decline of that magnitude. On the up side, the average annual total return for the Standard & Poor's (S&P) 500 Composite Stock Index* for the two-year period 1995-1996 was 30.1%. That is one of the highest returns in any two-year period in the past 70 years.

RECENT MARKET PERFORMANCE CAN CREATE UNREALISTIC EXPECTATIONS

The problem with extraordinary times is that they can create extraordinary expectations for the future. Expectations that cannot be met. A 30.1% average annual total return on the S&P 500 is nearly three times the historical average annual total return of 10.7% earned by large capitalization (cap) stocks from 1926-1996 (Source: Ibbotson Associates). When stocks return to their more normal performance levels, which I believe they will, investors run the risk of being disappointed with those results. Furthermore, concentrating solely on broad market averages like the S&P 500 or the Dow Jones Industrial Average (the one your evening news reports to you every business day), can lead you to believe, often erroneously, that every stock and stock mutual fund is soaring.

The high market volatility we experienced during the first quarter of 1997 was a strong reminder to all of us to keep our expectations in line with reality and remember our investment basics. No one can predict what the market will do in the future beyond that it will go up and it will go down. How much and when are questions that can't be answered. So what is an investor to do?

TAKE THE LONG-TERM VIEW

After more than 45 years in the investing business I can say with certainty that only steady, long-term investors are successful investors. But, it isn't always easy to be that kind of investor. At times, it will take all the patience and courage you can muster.

History has proven that patient investors who take the long-term view are rewarded. Of course, it's easier to be patient when you have confidence in the future. You invested in stocks at least partially because you believed in capitalism, the American economy, and the quality and strength of American companies. Do you still believe in them? I certainly do--and for several reasons:

     1. American corporations are more profitable today, as measured by return on shareholder's equity, than ever before.

     2. The quality of the American workforce is unsurpassed. We can compete with any nation's workforce in higher value work.

     3. More and more markets are opening up to American products and services.

IT MAY NOT BE EASY

Patience and an optimistic outlook will not make you a successful investor, however, unless they are accompanied by a large dollop of courage. It's been easy to be a stock market investor recently. But, the market has a tendency to revert towards its long-term averages. Periods of very high returns, like those we've recently enjoyed, tend to be followed by periods of lower returns, though not necessarily losses. Likewise, and this may be encouraging to those of you who have been battered in the small cap market, higher returns tend to follow periods of historically low returns. Riding out those cycles takes courage and rational expectations.

THE LESSON OF THE TORTOISE

The best advice I can give to you is this: Examine your investment goals, time frames, and commitment. If you are committed to the market for the long-term, consider buying into it regularly, especially when stock prices are falling. Dollar cost averaging can help you accumulate more shares with less price risk than buying a large block of shares all at once.** Be the tortoise in the famous fable, not the hare, and you may find that extraordinary times are not just behind you--they also lie ahead.

Sincerely,




Bill Berger
Shareholder & Director



* The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stock of 500 publicly traded U.S. companies. One cannot invest directly in an index.

** Periodic investment plans do not ensure a profit or protect against a loss in declining markets, or against a loss if you stop a program when the value of your account is less than the value of the shares you purchased.

THE BERGER FUNDS
MARKET PERSPECTIVE:  A CONVERSATION WITH BERGER PORTFOLIO MANAGER, BILL KEITHLER

PAT ADAMS RECENTLY JOINED YOU AS MANAGER OF THE BERGER 100 FUND AND MARK MCKINNEY, A SENIOR ANALYST, WAS PROMOTED TO WORK WITH PAT AS CO-MANAGER OF THE BERGER GROWTH AND INCOME FUND. WHAT CHANGES HAVE THEY MADE AND WHAT CAN WE EXPECT OF THESE FUNDS IN THE FUTURE?

Between February 3, 1997, when they took over management responsibilities for these Funds, and March 31, Pat and Mark restructured Fund holdings in order to improve quality and long-term performance. You'll find a detailed description of the changes they made in their Funds in the Portfolio Managers Letters for the Berger 100 Fund and Berger Growth and Income Fund.

Our goal is for these Funds to, once again, be among the long-term performance leaders in their categories. But we don't expect that to happen right away. Pat and Mark are laying the groundwork necessary for improved performance, but the market has been a difficult and highly volatile one, particularly during the first quarter of 1997. We are confident, however, that Berger's growth-at-a-reasonable-price philosophy, consistently implemented by our two newest managers, will continue to reward patient shareholders.

WE CERTAINLY EXPERIENCED A GREAT DEAL OF MARKET VOLATILITY THE LAST SEVERAL MONTHS. WHAT CONTRIBUTED TO THAT VOLATILITY AND WHAT ADVICE DO YOU HAVE FOR INVESTORS DURING THESE PERIODS OF MARKET VOLATILITY?

One of the key contributors to the market's volatility was the Federal Reserve Board's decision to raise interest rates on March 25. Even though the market had anticipated and adjusted itself for the increase, it remained uncertain about the possibility of future increases. This situation made the market very edgy because it combined two things the market hates the most--uncertainty and rising interest rates.

The edgy market became a defensive market. Investors turned to the most liquid stocks because they believe they can sell these stocks quickly in a downturn. These tend to be the large capitalization (cap) companies, i.e., those that dominate the Dow Jones Industrial Average and Standard & Poor's 500 Index. Indeed, it was these indices that registered the highest gains in the recent past. Smaller companies and small company indices, in contrast, registered much lower gains or even losses. Thus, the market rally became a very narrow one, almost the equivalent of the "Nifty Fifty" stocks that were so favored in the early 1970s.

The slightest positive news about earnings in these large companies sent the market upwards by 40, 50, or more points in a single day. The slightest negative news sent it into a tailspin. Investors were caught on a dizzying roller-coaster ride, wondering if they should get off.

Bill Berger offers investors advice about coping with volatile markets in the opening letter of this report. In brief, he counsels that investors not be sidetracked by short-term volatility in the market, but remain focused on the long-term benefits of participating in the stock market. Admittedly, it's been more difficult to retain that focus recently than at almost any other time since the Bull Market of the 1990s began to roar. But we believe the steady, consistent, long-term investor is the only successful investor throughout the market's inevitable cycles.

SMALL COMPANY STOCKS HAVE TAKEN THEIR LUMPS SINCE LAST FALL. WHAT HAPPENED AND WHAT DO YOU SEE AHEAD FOR THESE STOCKS?

From September 30, 1996 through March 31, 1997, the Dow Jones Industrial Average rose by 13.1% and the S&P 500 was up 11.2%. Over the same period, the Russell 2000 Index*, a diversified index of smaller cap companies, fell by (1.1)%. Why did the small cap market perform so poorly?

Small cap stocks actually have underperformed the overall stock market since the first major interest rate hike in this business cycle in February 1994. While they have had moments of glory, smaller stocks have failed to keep pace on the upside compared with larger cap stocks and, they also have suffered more on the downside during market declines. Small stocks had outstanding relative and absolute performance in the early part of 1996 and had what now appears to have been a speculative "blow-off" in the March - May 1996 period. Coming out of the summer correction last year, however, they trailed the big cap stocks.

A significant portion of new money flowing into the market since last summer was directed into index funds, which are designed to replicate the composition and performance of an index, usually the S&P 500. This caused a sharp increase in demand for S&P type stocks and a corresponding decline in demand for smaller cap, "non-index" stocks. Indeed, selling small cap stocks has likely been a source of funds for the purchase of larger cap stocks. Lack of demand, coupled with selling pressure, caused small stocks to move down sharply.

Demand for S&P type stocks also was fueled by investors seeking the liquidity of larger stocks. Finally, there was concern about the Fed's increase in interest rates and about the prospects of additional increases. Rising rates, while negative for the market as a whole, tend to hurt small stocks more, partly because small stocks usually have no dividend income to cushion the impact higher rates have in determining a company's valuation.

What lies ahead for small stocks? First, let's take a look at history. As a group, small company stocks have outperformed large company stocks over the past 40 years (Source: Leuthold, Weeden & Associates). However, there have been periods, like the current one, in which small stocks have lagged. Will this period continue?

On what should be a positive note, the economy seems to be perking along at a reasonable clip. This fact, however, is, for the most part, what is behind the Fed's intention to raise rates. Therefore, economic strength is a mixed blessing. While a strong economy helps assure continued progress in earnings growth, it also puts upward pressure on interest rates, which is a negative for stocks. Valuations of smaller stocks relative to big stocks, notwithstanding the recent pullback in index stocks, have improved greatly and we believe there are now available in the market many excellent smaller companies selling at prices that haven't been seen for several years. Better valuations are no guarantee that investors will rush back to a stock, but it is providing improved opportunities for small cap stock investors.

IT CAN BE A GOOD IDEA TO BROADEN THE SCOPE OF ONE'S INVESTMENTS IN PERIODS OF MARKET VOLATILITY. WHAT OPPORTUNITIES DOES BERGER OFFER?

The Berger Funds recently broadened its fund offerings to give investors more choice and opportunities for diversification of their portfolios. Two of those new funds may be of particular benefit to shareholders who have invested a majority of their portfolios in U.S. growth stocks and are concerned about the market's near-term prospects.

The Berger/BIAM International Fund can add an important element of geographic diversification to a largely U.S. stock portfolio. Nearly two-thirds of the global economy lies beyond U.S. borders, creating a wide range of investment opportunities outside the U.S. with long-term growth potential. While international investing involves special risks, such as currency fluctuations and political uncertainty, we believe it offers a distinct advantage. Since global markets don't always move in lockstep with the U.S. market, strong performance in markets outside the U.S. can help balance slower performance in the U.S. and vice versa. In order to give shareholders a chance to take advantage of international investment opportunities, we linked up with one of the world's most respected and successful international investment managers--Bank of Ireland Asset Management (U.S.) Limited (BIAM). A consistently strong performer, the portfolio management team, based in Dublin, offers a level of expertise in international investing that is rare anywhere in the world.**

The Berger Small Cap Value Fund can diversify an investor's portfolio into a type of stock that performs differently than growth stocks. These are value stocks. While past performance is no guarantee of future results, Bob Perkins, the portfolio manager, has guided the Fund since its inception and has developed an enviable track record of performance for shareholders by following a disciplined strategy of stock selection. Bob takes a common sense view of the market, recognizing that even the strongest companies occasionally may stumble. When stock prices of fundamentally sound companies have been pushed down, Bob sees opportunity. He believes there is little potential for further declines in stock price and tremendous upside potential for increases in price as the company recovers. Bob's strategy for investing in small company stocks, which tend to be more volatile, can help moderate the risks involved in such an investment, yet still provides the potential to earn above-average returns.

Please call 1-800-333-1001 for a prospectus with more complete information about these, or any of the Berger Funds, including charges and expenses. Read the prospectus carefully before you invest.

* The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalization of $25 million to $275 million. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

** Past performance does not guarantee future results. Investments in the Berger/BIAM International Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits, and are not obligations of, endorsed or guaranteed in any way, by any bank. Mutual Fund investments are subject to investment risks, including possible loss of the principal invested.

Berger Distributors, Inc. - Distributor.

THE BERGER FUNDS
BERGER 100 FUND
                           Portfolio Manager's Letter
Dear Shareholder:

It was my privilege to assume portfolio management responsibilities for the Berger 100 Fund on February 3, 1997. As a professional money manager, previously with Kemper and Founders Funds, I have long respected the Berger philosophy, which is that profitable, successful companies are more apt to be profitable, successful investments. By adhering to this proven philosophy and seeking out reasonably valued, high quality, predictable growth companies, I believe we can return this Fund to its proper place as a performance leader among its peers.

The market fluctuated wildly in the first quarter of 1997. The Fund's first quarter 1997 performance fluctuated also, and underperformed over the six-month period due to our sizable position in technology stocks. From September 30, 1996 through March 31, 1997, the Dow Jones Industrial Average rose by 13.1% and the Standard & Poor's (S&P) 500 increased by 11.2%. Your Fund declined by (1.3)%*. However, since taking over the Fund, I have made numerous changes in the portfolio that I believe will improve quality and maintain the long-term growth rate target for the portfolio.

PORTFOLIO REPOSITIONING

We increased the number of stocks in the portfolio from 53 in early February to 90 on March 31, adding more diversification to the Fund overall. We not only added new holdings, but we also "weeded the garden," eliminating about 20% of existing stocks. These were stocks in sectors that we were shifting away from and poor performers that were dragging down Fund performance.

Our biggest sector shift was away from energy and into consumer products. Energy service holdings were reduced from 18% of Fund assets in early February to 3.6% on March 31. Consumer holdings increased from 6% to 22% over the same period.
We took these actions for the following reasons:

     1. In our opinion, the Fund was overexposed in the energy services sector. These stocks have performed well but valuations now are high and the business outlook for this sector is not as strong going forward. Because this sector makes up only about 1% of the S&P 500 Stock Index, we felt these holdings made the portfolio more volatile.

     2. We also believed that the Fund was very much underexposed in the important consumer sector, which makes up 25% of the S&P 500.

     3. The consumer sector held a number of attractively valued stocks that fit our selection criteria.

We held steady on the technology sector. Although we added some new technology stocks to the portfolio and reduced position sizes in existing holdings during the quarter, we ended with approximately the same percentage (30%) of Fund assets invested in this important, though volatile growth sector of the economy.

GROWTH RATES AND VALUATION

As a result of these restructuring efforts, the long-term growth rate of stocks in the Fund was about 20% and the near-term growth rate was 24% on March 31. Valuations averaged 15 times `98 earnings estimates. We believe the Fund has been repositioned appropriately and, going forward in 1997, has the characteristics of a high quality, growth-at-a-reasonable price portfolio.

Our key challenge in the future is to carefully monitor the fundamentals of the stocks in the portfolio. If we see negative changes, which is highly likely given normal market conditions, we will not hesitate to eliminate those stocks from our holdings. Market pullbacks will give us opportunities to increase positions in securities in which we have the most confidence.

There have been many changes in your Fund this quarter. But the most important aspect of the Fund--its proven investment philosophy--has not changed. Indeed, I believe the Fund is well-positioned for the long-term. On behalf of myself, and the dedicated team of analysts and shareholder service people who work with me, thank you for your investment in the Berger 100 Fund.



Patrick Adams
Portfolio Manager

*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                      % of Funds         % of Fund's
      TOP TEN HOLDINGS                                                investment          investment
                                                                   in these holdings  in these holdings
                                                                      on 3/31/97          on 9/30/96

 1.   Cadence Design Systems, Inc. (Computer - Graphics)                   3.4%              0.0%
 2.   Intel Corp. (Electronic - Semiconductor Manufacturing)               3.0%              2.4%
 3.   Microsoft Corp. (Computer - Software)                                2.2%              2.3%
 4.   Ascend Communications, Inc. (Computer - Local Networks)              1.9%              0.0%
 5.   Conseco, Inc. (Insurance - Life)                                     1.9%              2.5%
 6.   BMC Software, Inc. (Computer - Software)                             1.8%              1.2%
 7.   Parametric Technology Corp. (Computer - Software)                    1.7%              0.0%
 8.   Cardinal Health, Inc. (Medical - Wholesale Drug/Sundries)            1.7%              0.0%
 9.   Columbia HCA Healthcare (Medical - Hospitals)                        1.6%              0.0%
 10.  Boeing Co. (Aerospace/Defense)                                       1.5%              1.9%


(DESCRIPTION OF BERGER 100 FUND PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger 100 Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on March 31, 1987, with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger 100 Fund's Average Annual Total Return as of March 31, 1997, for 1 year-.7%, 5 years--10.4% and 10 years--14.7%.

                                   TOTAL VALUE
DATE           BERGER 100 FUND       S&P 500 INDEX         COST OF LIVING INDEX
-------------------------------------------------------------------------------
3/31/87            $10,000              $10,000                 $10,000
3/31/88              9,223                9,163                  10,393
3/31/89             10,320               10,814                  10,910
3/31/90             13,432               12,888                  11,481
3/31/91             17,147               14,739                  12,043
3/31/92             23,972               16,360                  12,426
3/31/93             26,850               18,845                  12,810
3/31/94             31,041               19,124                  13,131
3/31/95             30,790               22,095                  13,506
3/31/96             39,110               29,166                  13,889
3/31/97             39,382               34,939                  14,237
Past performance is not predictive of future performance.

                 SIX MONTH COMPARISON OF TOP FIVE MARKET SECTORS
      SEPTEMBER 30, 1996                                MARCH 31, 1997
--------------------------------            -----------------------------------
27%         Technology              1       Technology                       31%
17%         Consumer Cyclicals      2       Healthcare                       14%
14%         Energy                  3       Cash and Cash Equivalents        13%
12%         Healthcare              4       Financials                       10%
 9%         Financials              5       Consumer Cyclicals               10%

BERGER ONE HUNDRED FUND
                     SCHEDULE OF INVESTMENTS /MARCH 31, 1997

     Shares, Units or
     PRINCIPAL AMOUNT                                                                       MARKET VALUE
     ----------------                                                                       ------------
                           COMMON STOCK - 85.5%
Aerospace/Defense - 1.5%

               270,000     Boeing Co.                                                  $       26,628,750
                                                                                       ------------------
Auto/Truck - Original Equipment - 0.7%
               370,000     Lear Corp.*                                                         12,348,750
                                                                                       ------------------
Banks - Money Center - 2.3%
               200,000     Chase Manhattan Corp.                                               18,725,000
               200,000     Citicorp                                                            21,650,000
                                                                                       ------------------
                                                                                               40,375,000
                                                                                       ------------------
Banks - Super Regional - 1.0%
                60,000     Wells Fargo & Co.                                                   17,047,500
                                                                                       ------------------
Beverages - Soft Drinks - 1.1%
               600,000     Pepsico, Inc.                                                       19,575,000
                                                                                       ------------------
Chemicals - Fertilizers - 1.0%
               500,000     IMC Global, Inc.*                                                   18,062,500
                                                                                       ------------------
Chemicals - Specialty - 0.4%
               168,500     Praxair Inc.                                                         7,561,437
                                                                                       ------------------
Commercial Services - Miscellaneous - 0.6%
               600,000     Accustaff, Inc.*                                                    10,050,000
                                                                                       ------------------
Computer Graphics - 3.7%
             1,715,000     Cadence Design Systems, Inc.*                                       58,953,125
               300,000     Silicon Graphics*                                                    5,850,000
                                                                                       ------------------
                                                                                               64,803,125
                                                                                       ------------------
Computer - Local Networks - 4.4%
               829,000     Ascend Communications, Inc.*                                        33,781,750
               325,000     Cisco Systems, Inc.*                                                15,640,625
               535,000     Fore Systems, Inc.*                                                  8,025,000
               200,000     Pacificare Health Systems, Inc. - Class B*                          17,250,000
                50,000     3Com Corp.*                                                          1,637,500
                                                                                       ------------------
                                                                                               76,334,875
                                                                                       ------------------
Computer - Mainframes - 1.1%
               140,000     International Business Machines Corp.                               19,232,500
                                                                                       ------------------
Computer - Mini/Micro - 0.9%
               285,000     Hewlett-Packard Co.                                                 15,176,250
                                                                                       ------------------
Computer - Peripheral Equipment - 0.5%
               223,000     Adaptec, Inc.*                                                       7,972,250
                                                                                       ------------------
Computer - Services - 1.3%
               490,000     HBO & Co.                                                           23,275,000
                                                                                       ------------------
Computer - Software - 6.9%
               700,000     BMC Software, Inc.*                                                 32,287,500
               400,000     Computer Associates International, Inc.                             15,550,000
               420,000     Microsoft Corp.*                                                    38,508,750
               663,000     Parametric Technology Corp.*                                        29,917,875
               122,800     Peoplesoft, Inc.*                                                    4,912,000
                                                                                       ------------------
                                                                                              121,176,125
                                                                                       ------------------
Diversified Operations - 1.2%
               190,000     Du Pont (E.I.) De Nemours                                           20,140,000
                                                                                       ------------------
Electronic - Miscellaneous Components - 0.9%
               320,000     Solectron Corp.*                                                    16,040,000
                                                                                       ------------------
Electronic - Semiconductor Equipment - 0.7%
               245,000     Applied Materials, Inc.*                                            11,361,875
                                                                                       ------------------
                                       10

Electronic - Semiconductor Manufacturing - 9.4%
               300,000     Altera Corp.*                                               $       12,900,000
               333,333     Analog Devices, Inc.*                                                7,499,993
               378,000     Intel Corp.                                                         52,589,250
               282,000     Linear Technology Corp.                                             12,478,500
               157,500     Maxim Integrated Products*                                           7,619,063
               410,000     Motorola, Inc.                                                      24,753,750
               600,000     National Semiconductor Corp.*                                       16,500,000
               395,000     Sanmina Corp.*                                                      17,676,250
               270,000     Xilinx, Inc.*                                                       13,162,500
                                                                                       ------------------
                                                                                              165,179,306
                                                                                       ------------------
Electrical - Equipment - 1.1%
               200,000     General Electric Co.*                                               19,850,000
                                                                                       ------------------
Finance - Mortgage & Related Services -- 2.3%
               630,000     Federal Home Loan Mortgage Corp.*                                   17,167,500
               510,000     Federal National Mortgage Assn.*                                    18,423,750
               251,300     Money Store, Inc.                                                    5,277,300
                                                                                       ------------------
                                                                                               40,868,550
                                                                                       ------------------
Financial Services - Miscellaneous - 1.0%
               150,000     American Express Co.                                                 8,981,250
               222,700     Sunamerica, Inc.                                                     8,379,087
                                                                                       ------------------
                                                                                               17,360,337
                                                                                       ------------------
Insurance - Life - 1.9%
               929,000     Conseco, Inc.                                                       33,095,625
                                                                                       ------------------
Insurance - Multi Line - 0.8%
               205,000     MGIC Investment Corp.                                               14,503,750
                                                                                       ------------------
Insurance - Property/Casualty/Title - 0.8%
               125,000     American International Group, Inc.                                  14,671,875
                                                                                       ------------------
Leisure - Hotels & Motels - 1.6%
               220,000     HFS, Inc.*                                                          12,952,500
               300,000     Marriott International, Inc.                                        14,925,000
                                                                                       ------------------
                                                                                               27,877,500
                                                                                       ------------------
Leisure - Services - 1.2%
               280,000     Walt Disney Co.                                                     20,440,000
                                                                                       ------------------
Leisure - Toys/Games/Hobby - 1.1%
               675,000     Hasbro, Inc.                                                        18,478,125
                                                                                       ------------------
Machinery - Farm - 1.1%
               700,000     Agco Corp.                                                          19,337,500
                                                                                       ------------------
Medical - Biomedics/Genetics - 1.9%
               100,000     Biochem Pharma, Inc.*                                                4,300,000
               400,000     Biogen, Inc.*                                                       14,950,000
               470,000     Centocor, Inc.*                                                     14,335,000
                                                                                       ------------------
                                                                                               33,585,000
                                                                                       ------------------
Medical - Drug/Diversified - 1.0%
               210,000     Warner-Lambert Co.                                                  18,165,000
                                                                                       ------------------
Medical - Ethical Drugs - 2.4%
               200,000     Eli Lilly Co.                                                       16,450,000
               300,000     Pfizer, Inc.                                                        25,237,500
                                                                                       ------------------
                                                                                               41,687,500
                                                                                       ------------------
Medical - Health Maintenance Organizations - 1.1%
               320,000     Oxford Health Plans*                                                18,760,000
                                                                                       ------------------
Medical - Hospitals - 1.6%
               840,000     Columbia HCA Healthcare                                             28,245,000
                                                                                       ------------------
Medical - Instruments - 0.4%
               490,000     IDEXX Laboratories, Inc.*                                            6,860,000
                                                                                       ------------------

                                       11

Medical - Products - 1.2%
               330,000     Boston Scientific Corp.*                                    $       20,377,500
                                                                                       ------------------
Medical - Wholesale Drug/Sundries - 2.6%
               358,900     Amerisource Health - Class A*                                       15,701,875
               540,000     Cardinal Health, Inc.                                               29,362,500
                                                                                       ------------------
                                                                                               45,064,375
                                                                                       ------------------
Medical/Dental Supplies - 1.0%
               720,000     Omnicare Inc.                                                       16,920,000
                                                                                       ------------------
Oil & Gas - Drilling - 2.6%
               250,000     Diamond Offshore Drilling, Inc.*                                    17,125,000
               332,300     Falcon Drilling, Inc.*                                              12,295,100
               300,000     Transocean Offshore, Inc.                                           16,837,500
                                                                                       ------------------
                                                                                               46,257,600
                                                                                       ------------------
Oil & Gas - Field Services - 1.2%
               124,000     BJ Services Co.*                                                     5,936,500
               350,000     Petroleum Geo-Services (Norway) - ADR*                              15,050,000
                                                                                       ------------------
                                                                                               20,986,500
                                                                                       ------------------
Oil & Gas - Machinery/Equipment - 0.3%
               130,000     Baker Hughes, Inc.                                                   4,988,750
                                                                                       ------------------
Pollution Control - Equipment - 0.2%
               109,000     U.S. Filter Corp.*                                                   3,365,375
                                                                                       ------------------
Pollution Control - Services- 1.1%
               550,000     U.S.A. Waste Services, Inc.*                                        19,525,000
                                                                                       ------------------
Retail - Apparel/Shoes - 2.3%
               300,000     Gap, Inc.                                                           10,050,000
               217,000     Gucci Group N.V. (Netherlands)                                      15,651,125
               890,000     Just for Feet, Inc.*                                                15,352,500
                                                                                       ------------------
                                                                                               41,053,625
                                                                                       ------------------
Retail - Department Stores - 0.4%
               200,000     Federated Department Stores, Inc.*                                   6,575,000
                                                                                       ------------------
Retail - Drug Stores - 0.2%
                64,900     CVS Corp.                                                            2,993,513
                                                                                       ------------------
Retail - Major Discount Chains- 0.5%
               300,000     Wal-Mart Stores, Inc.                                                8,362,500
                                                                                       ------------------
Retail - Restaurants - 2.0%
               820,000     Boston Chicken, Inc.*                                               25,010,000
               450,000     Lone Star Steakhouse*                                               10,293,750
                                                                                       ------------------
                                                                                               35,303,750
                                                                                       ------------------
Retail/Wholesale - Building Products - 2.5%
               395,000     Home Depot Inc.                                                     21,132,500
               600,000     Lowes Cos., Inc.                                                    22,425,000
                                                                                       ------------------
                                                                                               43,557,500
                                                                                       ------------------
Telecommunications - Equipment - 2.9%
               392,300     ECI Telecom Ltd.                                                     7,257,550
               360,000     Nokia Corp. (Finland) - ADR                                         20,970,000
               100,000     Pairgain Technologies*                                               2,962,500
               543,000     Tellabs*                                                            19,615,875
                                                                                       ------------------
                                                                                               50,805,925
                                                                                       ------------------
Telecommunications - Services - 1.9%
             1,650,000     Paging Network, Inc.*                                               13,406,250
               880,000     WorldCom, Inc.*                                                     19,360,000
                                                                                       ------------------
                                                                                               32,766,250
                                                                                       ------------------
Tobacco - 0.6%
                90,000     Philip Morris Companies                                             10,271,250
                                                                                       ------------------

                                       12

Transportation - Airline - 1.1%
               230,000     AMR Corp.*                                                  $       18,975,000
                                                                                       ------------------
                           TOTAL COMMON STOCK (Cost $1,397,765,628)                         1,494,275,418
                                                                                       ------------------

                       U.S. GOVERNMENT OBLIGATIONS - 9.5%
$           24,500,000     U.S. Treasury Bills due 4/24/97                                     24,423,614
            36,500,000     U.S. Treasury Bills due 5/1/97                                      36,348,579
            43,800,000     U.S. Treasury Bills due 5/8/97                                      43,571,786
            47,000,000     U.S. Treasury Bills due 5/22/97                                     46,656,097
            16,000,000     U.S. Treasury Bills due 5/29/97                                     15,866,987
                                                                                       ------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Amortized Cost $166,867,063)                                      166,867,063
                                                                                       ------------------


           FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES - 3.2%
             4,000,000     FNMA Discount Notes due 4/11/97                                      3,994,222
            30,000,000     FNMA Discount Notes due 4/14/97                                     29,943,992
            22,000,000     FNMA Discount Notes due 5/2/97                                      21,896,374
                                                                                       ------------------
                           TOTAL FNMA DISCOUNT NOTES (Amortized Cost $55,834,588)              55,834,588
                                                                                       ------------------

TOTAL INVESTMENTS (Cost $1,620,467,279+) - 98.2%                                            1,716,977,069
OTHER ASSETS, LESS LIABILITIES - 1.8%                                                          30,993,284
                                                                                       ------------------
NET ASSETS - 100%                                                                      $    1,747,970,353
                                                                                       ==================

ADR - American Depository Receipt
* Non-Income Producing Security.
+ Also represents cost for tax purposes.

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended March 31, 1997:

                                        PANAMSAT CORP.       TRUMP HOTELS & CASINO RESORTS INC.
Market Value at 9/30/96                    $13,906                      $ 23,250
Purchases at Cost                                0                             0
Sales at Cost                               11,456                        30,089
Change in Unrealized Appreciation
    (Depreciation)                          (2,450)                        6,839
Market Value at 3/31/97                          0                             0
Dividend Income                                  0                             0
Realized Gain (Loss)                         2,780                       (16,191)

See notes to financial statements.

THE BERGER FUNDS
BERGER GROWTH AND INCOME FUND
                           Portfolio Manager's Letter
Dear Shareholder:

The past six months has generally been good to investors in large cap stocks, although the volatility in the market has increased dramatically versus the previous few years. While the S&P 500 and other large cap indices continued to rise, the Nasdaq and other growth indices actually suffered losses. This divergence in performance of big cap slower growth companies to faster growth companies was the primary reason the Berger Growth & Income Fund has underperformed the market over the past six months. For the previous six months the Dow Jones Industrial Average has returned 13.1 %, the S&P 500 11.2 %, the Nasdaq Composite lost over 4% and the Berger Growth & Income Fund gained 7.2 %*.

We began the fiscal year with a neutral view of the market, not overly bullish or bearish. The Fund remains well diversified across various growth industries with two notable exceptions. First the sector weighting in oil services was very high due to the outperformance of the group over the past year. We have been selling assorted names and reducing the exposure to others in the group since valuations are now relatively high and the business outlook is not as favorable as it was last year. The other exception is in healthcare. The Fund remains underexposed to the healthcare group due to the extremely high valuations and the uncertainty which the second Clinton administration brings to healthcare reform.

One of the best performing sectors of the Fund was the financial area. This sector contains two distinct subsectors in our opinion, traditional interest rate sensitive stocks such as banks and insurance companies, and real estate investment trusts (REITs). Both sectors performed very well, although it was the REITs which shined the brightest. The majority of the REIT holdings are focused on the full-service hotel sector where there has been relatively scant new construction since the mid-1980's and the demand is catching up with the available rooms, thus driving up occupancy and daily rates. These companies also are actively acquiring other full-service hotels for 60%-70% of replacement cost, further ensuring that relatively little new construction will occur over the next couple years, as it is cheaper to buy than to build.

Looking forward, the Berger Growth and Income Fund is very well diversified in premier companies with above-market rates of growth and steady dividend streams. The individual sectors within the Fund will probably remain in line with the current percentages. Our areas of interest and/or concern are the consumer, healthcare and technology sectors. If the market continues its recent swoon, the big-cap defensive stocks probably will outperform on a relative basis. Even though stocks such as Coke, Procter & Gamble, Gillette, Merck, Pfizer, etc., are trading at huge premiums to their growth rates, they tend to be viewed as safe havens in market falls.

While we work continuously to reduce risk in the Fund, we refuse to overpay for any company, leaving us underexposed to these household names. Therefore if money starts to rotate into these "defensive" stocks the Fund may continue to be somewhat vulnerable in the short run, although such a market reaction should create great opportunities in other growth stocks. As far as technology stocks are concerned, the Fund is currently slightly underweighted versus the index due to the high valuations of the premier technology franchises. This said, technology is clearly driving the U.S. and the world economies, and your Fund, like any growth-oriented fund, needs to constantly monitor the technology sector for compelling buying opportunities. We would like to increase our holdings in the technology sector and, if it continues to weaken in the near future, we will be adding selectively to this area.

The charter of this Fund is to invest in high quality growth companies that also generally offer modest current income. The Fund also will look to increase its overall yield by purchasing convertible bonds when appropriate. The Fund focuses only on the growth areas of the stock market such as technology, healthcare, telecommunications, finance and retail, ignoring sectors such as commodities, utilities and heavy cyclicals. The Fund will continue its quest of finding reasonably priced leading growth companies and avoiding expensive, slower growth index companies.

While the short-term performance has not been as strong as we would like, we remain committed to achieving outstanding long-term performance. Thank you for the investment in the Berger Growth & Income Fund and for your continued confidence.



Patrick Adams                                          Mark McKinney
Co-Portfolio Manager                                   Co-Portfolio Manager


*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                      % of Fund's        % of Fund's
                                                                                       investment         investment
      TOP TEN HOLDINGS                                                              in these holdings   in these holdings
                                                                                       on 3/31/97         on 9/30/96

 1.   McKesson Corp. (Medical - Wholesale Drug/Sundries)                                  3.1%              0.0%
 2.   Innkeepers USA Trust (Finance - Equity  Real Estate Investment Trust)               2.8%              0.0%
 3.   Rockwell International Corp. (Aerospace/Defense)                                    2.6%              0.0%
 4.   Sunbeam Corp. (Household - Housewares)                                              2.4%              1.8%
 5.   Starwood Lodging Trust (Finance - Equity  Real Estate Investment Trust)             2.3%              3.0%
 6.   Patriot American Hospitality (Finance - Equity Real Estate Investment Trust)        2.3%              2.7%
 7.   Adaptec, Inc.  (Computer - Peripheral Equipment)                                    2.3%              1.9%
 8.   U.S. Filter Corp. (Medical - Products)                                              2.3%              0.0%
 9.   General Electric (Electrical - Equipment)                                           2.2%              0.0%
 10.  State Street Corp. ( Banks - Northeast)                                             2.2%              0.0%

(DESCRIPTION OF BERGER GROWTH & INCOME FUND PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger Growth & Income Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on March 31, 1987, with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger Growth & Income Fund's Average Annual Total Return as of March 31, 1997, for 1 year--12.0%, 5 years--11.2% and 10 years--10.3%.

                                   Total Value
           ---------------------------------------------------------------------
                 Berger Growth
Date             & Income Fund        S&P 500 Index        Cost Of Living Index
--------------------------------------------------------------------------------
3/31/87            $10,000              $10,000                 $10,000
3/31/88              8,624                9,163                  10,393
3/31/89              9,055               10,814                  10,910
3/31/90             10,250               12,888                  11,481
3/31/91             11,510               14,739                  12,043
3/31/92             15,769               16,360                  12,426
3/31/93             17,276               18,845                  12,810
3/31/94             19,239               19,124                  13,131
3/31/95             18,986               22,095                  13,506
3/31/96             23,896               29,166                  13,889
3/31/97             26,758               34,939                  14,237
Past performance is not predictive of future performance.

                 SIX MONTH COMPARISON OF TOP FIVE MARKET SECTORS
       SEPTEMBER 30, 1996                             MARCH 31, 1997
--------------------------------            ------------------------------
16%          Financials               1     Financials                    22%
13%          Capital Goods            2     Capital Goods                 22%
11%          Technology               3     Technology                    15%
10%          Consumer Staples         4     Consumer Cyclicals            12%
 8%          Health Care              5     Cash and Cash Equivalents     10%

BERGER GROWTH AND INCOME FUND
                    SCHEDULE OF INVESTMENTS / MARCH 31, 1997
      Shares, Units or
      Principal Amount                                                                    Market Value
      ----------------                                                                    ------------
                       COMMON STOCK - 69.3%
Aerospace/Defense - 4.3%
                55,000   Boeing Co.                                                    $         5,424,375
               125,000   Rockwell International Corp.                                            8,109,375
                                                                                       -------------------
                                                                                                13,533,750
                                                                                       -------------------
Aerospace/Defense Equipment - 1.9%
               165,000   B. F. Goodrich Co.                                                      6,043,125
                                                                                       -------------------
Banks - Money Center - 1.7%
                50,000   Citicorp                                                                5,412,500
                                                                                       -------------------
Banks - Northeast - 2.2%
               100,000   State Street Corp.                                                      6,937,500
                                                                                       -------------------
Beverages - Alcoholic - 1.9%
               140,000   Anheuser-Busch Companies, Inc.                                          5,897,500
                                                                                       -------------------
Commercial Services - Security/Safety - 2.1%
               175,000   Diebold, Inc.                                                           6,584,375
                                                                                       -------------------
Computer - Integrated Systems- 1.8%
               175,000   Verifone, Inc.*                                                         5,731,250
                                                                                       -------------------
Computer - Memory Devices - 1.9%
               200,000   Microchip Technology, Inc.*                                             6,000,000
                                                                                       -------------------
Computer - Peripheral Equipment - 2.3%
               200,000   Adaptec, Inc.*                                                          7,150,000
                                                                                       -------------------
Diversified Operations - 5.9%
                80,000   Allied Signal, Inc.                                                     5,700,000
               150,000   American Standard*                                                      6,750,000
               175,000   Ikon Office Solutions                                                   5,862,500
                                                                                       -------------------
                                                                                                18,312,500
                                                                                       -------------------
Electronic - Semiconductor Manufacturing - 3.5%
                35,000   Intel Corp.                                                             4,869,375
                75,000   Texas Instruments, Inc.                                                 5,615,625
                                                                                       -------------------
                                                                                                10,485,000
                                                                                       -------------------
Electrical - Equipment - 2.2%
                70,000   General Electric Co.                                                    6,947,500
                                                                                       -------------------
Finance - Equity Real Estate Investment Trust - 12.3%
               125,000   Beacon Properties Corp.                                                 4,140,625
               227,200   Crescent Real Estate Equities Trust                                     6,077,600
               600,000   Innkeepers USA Trust                                                    8,775,000
               300,000   Patriot American Hospitality                                            7,275,000
               100,000   Reckson Associates Realty Corp.                                         4,612,500
               187,500   Starwood Lodging Trust                                                  7,312,500
                                                                                       -------------------
                                                                                                38,193,225
                                                                                       -------------------
Household - Housewares - 2.4%
               250,000   Sunbeam Corp.                                                           7,500,000
                                                                                       -------------------
Insurance - Life - 1.1%
               100,000   Conseco, Inc.                                                           3,562,500
                                                                                       -------------------
Insurance - Property/Casualty/Title - 2.0%
               100,000   Mercury General Corp.                                                   6,100,000
                                                                                       -------------------
Medical - Ethical Drugs - 2.1%
                80,000   Eli Lilly & Co.                                                         6,580,000
                                                                                       -------------------
Medical - Wholesale Drug/Sundries - 3.1%
               150,000   McKesson Corp.                                                          9,600,000
                                                                                       -------------------

                                       17


Oil & Gas - Drilling - 1.6%
                75,000     Diamond Offshore Drilling, Inc.*                            $         5,137,500
                                                                                       -------------------
Oil & Gas - Field Services - 3.1%
               255,000     McDermott International, Inc.                                         5,450,625
                40,000     Schlumberger Ltd.                                                     4,290,000
                                                                                       -------------------
                                                                                                 9,740,625
                                                                                       -------------------
Oil & Gas - Machinery/Equipment - 2.8%
               125,000     Baker Hughes, Inc.                                                    4,796,875
               125,000     Dresser Industries, Inc.                                              3,781,250
                                                                                       -------------------
                                                                                                 8,578,125
                                                                                       -------------------
Retail/Wholesale - Computers - 2.1%
               130,000     Tandy Corp.                                                           6,516,250
                                                                                       -------------------
Shoes & Related Apparel - 1.6%
                80,000     Nike, Inc. - Class B                                                  4,960,000
                                                                                       -------------------
Telecommunications - Equipment - 1.8%
               300,000     ECI Telecom Ltd.                                                      5,550,000
                                                                                       -------------------
Utility - Telephone - 1.6%
                90,000     Cincinnati Bell Inc.                                                  5,085,000
                                                                                       -------------------
                           TOTAL COMMON STOCK (Cost $181,592,586)                              216,138,225
                                                                                       -------------------

                           CONVERTIBLE PREFERRED STOCK - 2.1%

Funeral Services & Related - 2.1%
                65,000     SCI Finance LLC $3.125 Cv Pfd Series A                                6,630,000
                                                                                       -------------------
                           TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,500,516)                   6,630,000
                                                                                       -------------------

                           CONVERTIBLE DEBENTURES - 10.8%
Commercial Services - Miscellaneous - 1.8%
          $  3,500,000     Career Horizons, Inc. -7% due 11/1/02                                 5,499,375
                                                                                       -------------------
Commercial Services - Security/Safety - 1.6%
             4,500,000     Checkpoint Systems - 5.25% due 11/1/05                                4,989,375
                                                                                       -------------------
Electronic - Semiconductor Manufacturing - 1.6%
             4,000,000     Analog Devices - 3.5% due 12/1/00                                     5,055,000
                                                                                       -------------------
Medical - Products - 2.3%
             4,000,000     U.S. Filter Corp. - 6% due 9/1/05                                     7,110,000
                                                                                       -------------------
Pollution Control - Services - 3.5%
             4,000,000     United Waste Systems** - 4.5% due 6/1/01                              5,135,000
             4,000,000     CB Sanifill, Inc. - 5% due 3/1/06                                     5,655,000
                                                                                       -------------------
                                                                                                10,790,000
                                                                                       -------------------

                           TOTAL CONVERTIBLE DEBENTURES (Cost $35,499,911)                      33,443,750
                                                                                       -------------------

                           FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
             A$700,000     Queensland Treasury-Global Note 8% due 8/14/01 (Australia)              558,350
             A$700,000     Queensland Treasury-Global Note 12% due 8/15/01 (Australia)             639,153
                                                                                       -------------------

                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,132,486)                1,197,503
                                                                                       -------------------

                       U.S. GOVERNMENT OBLIGATIONS - 4.5 %
               450,000     U.S. Treasury Bills due 4/3/97                                          449,877
             3,400,000     U.S. Treasury Bills due 5/1/97                                        3,385,734
             2,900,000     U.S. Treasury Bills due 5/8/97                                        2,885,038
             7,400,000     U.S. Treasury Bills due 5/15/97                                       7,353,275
                                                                                       -------------------
                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                       (Amortized Cost $14,073,924)                                             14,073,924
                                                                                       -------------------

                                       18

                       FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES - 4.1%
       $  3,300,000    FNMA Discount Notes due 4/3/97                                  $        3,299,050
          9,600,000    FNMA Discount Notes due 5/2/97                                           9,554,782
                                                                                       ------------------

                       TOTAL FNMA DISCOUNT NOTES (Amortized Cost $12,853,832)                  12,853,832
                                                                                       ------------------

TOTAL INVESTMENTS (Cost $250,653,255) - 91.2%
   (Cost for federal income tax purposes $250,655,045)                                        284,337,234
OTHER ASSETS, LESS LIABILITIES - 8.8%                                                          27,370,171
                                                                                       ------------------
NET ASSETS - 100%                                                                      $      311,707,405
                                                                                       ==================

ADR - American Depository Receipt
*Non-Income Producing Security.
**Pursuant to Rule 144A, resale is restricted to qualified institutional buyers. A$ Australian Dollars
See notes to financial statements.

THE BERGER FUNDS
BERGER SMALL COMPANY GROWTH FUND
                           Portfolio Manager's Letter
Dear Shareholder:

The past six months have been very trying for investors in the Fund as well as for investors in the entire emerging growth sector of the market. Larger capitalization (cap) stock prices went up as the Dow Jones Industrial Average hit new highs and soared to over 7100 as recently as March 11, 1997. Small cap prices, however, declined. From September 30, 1996 through March 31, 1997, the Dow Jones Industrial Average rose by 13.1% and the Standard & Poor's (S&P) 500 increased by11.2%. The Russell 2000 Index, a diversified index of small cap companies, fell by (1.1)% over that same period. The Russell 2000 Growth Index, a sub-index of small cap growth stocks similar to many of the stocks held in the Berger Small Company Growth Fund, declined by (10.3)%. Your Fund declined by (16.8)% for the period.*

SMALL CAP MARKET DRIVEN DOWN

While no one wants to see the value of their holdings decline, it must be recognized that the market does not move only in one direction. Investors who entered the market the past two years, may believe otherwise since they have only seen the market move upwards.

The correction that occurred in the summer of 1996 was the first major one in several years and was in line with the extreme bounds of previous declines. At this writing, the market has started to rally. We hope that the market has driven small stocks down to the point where investors are once again beginning to realize that some excellent long-term values have been created by the rather indiscriminate carnage that occurred in the past six months.

We saw a sharp decline in the price of many of our holdings this past six months. With few exceptions, however, these declines have not been caused by fundamental disappointments in the companies themselves. If there is a silver lining in this scenario it is that, by and large, our investment research has kept us from investing in companies that have failed to deliver earnings growth.

TECHNOLOGY

What hurt the Fund's performance? In a word--technology. Technology has been the largest sector weighting in the Fund, accounting for about 30% of total assets on March 31. That percentage fluctuated during this reporting period from the low 20s to the high 30s. We have long believed that technology should only rarely be absent from an investor's portfolio, even though we are fully aware that technology stocks tend to be extremely volatile, are attractive to momentum investors, and generally are fraught with risk because the business environment changes rapidly and without warning. But the future of this country and the world is being created and shaped by developments in technology. Much of today's earnings growth and wealth creation is occurring in this sector.

That being said, the performance of technology stocks recently has been very poor, despite what appear to us to be very good industry fundamentals. We acknowledge that, in some cases, valuations got out of hand, but we underestimated the viciousness of the sell off that took place in technology stocks this year. While we continue to avoid certain segments of this industry, technology offers investors the chance to participate in high quality, rapid growth segments of the economy.

CONSUMER GROWTH

Consumer stocks made up approximately 19% of the Fund's holdings at the end of this reporting period. Investors apparently looked past disappointing Christmas sales because retail stocks were surprisingly good performers in the first quarter of 1997. Stocks moved up as valuations became attractive and prospects brightened for increased consumer spending. Among the winners in the Fund:
Michael's Stores, a craft retailer, and two apparel retailers, The Men's Wearhouse and The Wet Seal. Other stocks that performed well included long-term Fund holding, Clear Channel Communications, and other radio broadcasters; and Fairfield Communities, a vacation company. The North Face, a leading retailer/wholesaler of outdoor apparel and equipment, was a poor performing stock despite strong sales and earnings performance and an attractive valuation.

HEALTH CARE

Stocks in this sector were a mixed bag the past six months. Biotechnology stocks were generally good, but faded sharply by the end of the period. Agouron Pharmaceuticals and BioChem Pharma, leading participants in the AIDS and infectious disease markets, were very strong contributors to performance and we took profits in both companies. Health Maintenance Organizations (HMOs) remain a small portion of the Fund's health care investments, but have made a positive contribution, largely due to the announced buyout of Healthsource, one of the Fund's two HMO stocks. Poor performers during this period included information service companies HCIA and Envoy Corporation, kidney dialysis service providers Renal Care Group and Total Renal Care, and pharmacy benefit managers Omnicare and NCS Healthcare.

OIL SERVICE AND COMMERCIAL SERVICES

Oil service companies, which were strong in 1996, corrected early in 1997 and have modestly rebounded. Although we reduced our exposure, we still feel the sector merits some attention. Commercial services, particularly computer service companies, delivered good earnings growth, but the market crushed the stocks, deflating high valuations and generalizing problems occurring in one or two companies to the entire industry.

Obviously, time will tell where we are in the market cycle. We believe we are getting close to a denouement in the sell off among small cap stocks and in the market. Despite the rampant enthusiasm that tends to dominate most fund manager letters to shareholders, we must caution that, although we believe there is long-term value in small cap stocks, the market may well continue to prefer large cap stocks. (See "Questions and Answers" on page 4 of this report for reasons why large cap stocks have been favored.) History has shown that a sustained Bull Market in small cap stocks (in which these stocks outperform large cap stocks significantly and for an extended period of time) rarely occurs without being preceded by a period of sustained underperformance. As painful as this recent period has been, I don't think we have yet seen sufficient underperformance. Despite this, we could well see a burst of glory for the small caps, much as occurred in early 1996. It would be well worth participating in such an event.

Thank you for your trust and your patience.

Respectfully submitted,



William Keithler
President and Portfolio Manager.

 *Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                      % of Fund's        % of Fund's
                                                                                       investment         investment
      TOP TEN HOLDINGS                                                              in these holdings   in these holdings
                                                                                       on 3/31/97         on 9/30/96


 1.   Healthsource, Inc. (Medical - Health Maintenance Organizations)                     1.8%              0.0%
 2.   Miller Herman, Inc. (Household/Office Furniture)                                    1.6%              0.9%
 3.   Sirrom Capital Corp. (Finance- Small Business Investment Co. & Commercial)          1.6%              1.0%
 4.   Baan Co. N.V. (Netherlands) (Computer - Software)                                   1.5%              1.0%
 5.   Maxim Integrated Products, Inc. (Electronic - Semiconductor Manufacturing)          1.5%              0.6%
 6.   Hollywood Entertainment Corp. (Retail - Misc./Diversified)                          1.5%              1.0%
 7.   MDL Information Systems, Inc. (Computer - Software)                                 1.4%              1.0%
 8.   Michaels Stores, Inc. (Retail - Misc./Diversified)                                  1.4%              0.0%
 9.   Healthsouth Corp. (Medical - Outpatient/Home Care)                                  1.3%              1.0%
 10.  Stewart Enterprises, Inc. Class A (Funeral Services & Related)                      1.3%              0.9%

(DESCRIPTION OF SMALL COMPANY GROWTH FUND CHART)
The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger Small Company Growth Fund to the Russell 2000 Index and the Cost of Living Index. The chart presents semi-annual data based on an initial investment of $10,000 on December 30, 1993 (inception date of Fund) with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger Small Company Growth Fund's average annual total return from inception, December 30, 1993, to March 31, 1997--15.1% and for 1 year--(2.3%).

                                   Total Value
               -----------------------------------------------------------------
               Berger Small Company     Russell
Date               Growth Fund         2000 Index          Cost of Living Index
--------------------------------------------------------------------------------
12/30/93           $10,000              $10,000                 $10,000
06/30/94             9,440                9,353                  10,151
12/31/94            11,373                9,818                  10,267
06/30/95            12,414               11,234                  10,460
12/31/95            15,218               12,611                  10,528
06/30/96            18,742               13,917                  10,748
12/31/96            17,770               14,691                  10,878
03/31/97            15,800               13,931                  10,947
Past performance is not predictive of future performance.

                 SIX MONTH COMPARISON OF TOP FIVE MARKET SECTORS
       September 30, 1996                              March 31, 1997
--------------------------------            ---------------------------------
20%          Healthcare               1     Computer                      22%
18%          Consumer                 2     Consumer                      19%
17%          Technology               3     Healthcare                    17%
14%          Business Services        4     Cash and Cash Equivalents     15%
 8%          Industrial               5     Commercial Services           11%

BERGER SMALL COMPANY GROWTH FUND
                    SCHEDULE OF INVESTMENTS / MARCH 31, 1997
    Shares, Units or
    Principal Amount                                                                        Market Value
    ----------------                                                                        ------------
                           COMMON STOCK - 86.6%
Commercial Services - Miscellaneous -2.4%

               250,000     Billing Information Concepts*                               $         6,000,000
               160,000     CMG Information Services*                                             1,940,000
               400,000     FPA Medical Management, Inc.*                                         7,700,000
                                                                                       -------------------
                                                                                                15,640,000
                                                                                       -------------------
Commercial Services - Schools - 0.2%
                90,000     Youth Services International, Inc.*                                   1,350,000
                                                                                       -------------------
Commercial Services - Security/Safety - 0.6%
               216,000     Ultrak Inc.*                                                          3,888,000
                                                                                       -------------------
Computer - Integrated Systems - 1.5%
               210,000     HCIA, Inc.*                                                           3,517,500
               200,000     Medic Computer Systems, Inc.*                                         3,200,000
               135,000     Wind River Systems, Inc.*                                             3,189,375
                                                                                       -------------------
                                                                                                 9,906,875
                                                                                       -------------------
Computer - Local Networks - 0.8%
               126,000     Ascend Communications, Inc.*                                          5,134,500
                                                                                       -------------------
Computer - Memory Devices - 1.5%
               240,000     Microchip Technology, Inc.*                                           7,200,000
                75,000     Zitel Corp.*                                                          2,259,375
                                                                                       -------------------
                                                                                                 9,459,375
                                                                                       -------------------
Computer - Services - 7.6%
               325,000     American Management Systems, Inc.*                                    7,150,000
                12,500     Envoy Corp.*                                                            292,188
                30,000     Gartner Group - Class A                                                 648,750
               105,000     HBO & Co.                                                             4,987,500
               300,000     Lycos, Inc.*                                                          4,218,750
               175,000     National Data Corp.                                                   6,190,625
               310,000     National Techteam, Inc.                                               4,805,000
               192,000     Quick Response Services, Inc.*                                        5,064,000
               262,000     Technology Solutions Co.*                                             7,237,750
               400,000     Whittman-Hart, Inc.                                                   8,500,000
                                                                                       -------------------
                                                                                                49,094,563
                                                                                       -------------------
Computer - Software - 6.5%
               225,000     Baan Co. N.V.* (Netherlands)                                         10,040,625
               100,000     Cambridge Technology Partners, Inc.*                                  2,312,500
               160,000     CBT Group PLC - ADR* (Ireland)                                        7,980,000
                15,000     Cognos, Inc.*                                                           390,000
               300,000     MDL Information Systems, Inc.*                                        9,375,000
               247,500     Scopus Technology, Inc.*                                              7,425,000
               170,000     VIASOFT, Inc.*                                                        5,525,000
                                                                                       -------------------
                                                                                                43,048,125
                                                                                       -------------------
Cosmetics/Personal Care - 1.2%
               300,000     Rexall Sundown, Inc.*                                                 7,687,500
                                                                                       -------------------
Diversified Operations - 0.8%
               115,650     Pittway Corp. - Class A                                               5,609,025
                                                                                       -------------------
Electronic - Miscellaneous Components - 1.8%
               350,000     Chicago Miniature Lamp, Inc.*                                         6,868,750
               240,000     Leitch Technology Corp.* (Canada)                                     4,596,538
                                                                                       -------------------
                                                                                                11,465,288
                                                                                       -------------------
Electronic - Parts Distributors - 1.1%
               320,000     Kent Electronics                                                      7,360,000
                                                                                       -------------------

Electronic - Semiconductor Equipment - 4.8%
               200,000     Etec Systems, Inc.                                                   $6,325,000
               350,000     Kulicke & Soffa Industries, Inc.*                                     7,393,750
               175,000     Lam Research Corp.*                                                   5,906,250
               100,000     Lattice Semiconductor                                                 4,575,000
               320,000     Silicon Valley Group*                                                 6,880,000
                                                                                       -------------------
                                                                                                31,080,000
                                                                                       -------------------
Electronic - Semiconductor Manufacturing - 5.0%
               300,000     Cypress Semiconductor                                                 3,750,000
               106,400     Dallas Semiconductor Corp.                                            2,819,600
               380,000     DSP Communications, Inc.*                                             3,657,500
               252,500     ESS Technology, Inc.*                                                 6,123,125
               200,000     Maxim Integrated Products, Inc.                                       9,675,000
               650,000     Tower Semiconductor Ltd.*#                                            6,093,750
                                                                                       -------------------
                                                                                                32,118,975
                                                                                       -------------------
Electrical - Connectors - 0.7%
               155,000     Level One Communications, Inc.*                                       4,262,500
                                                                                       -------------------
Finance - Consumer Loans - 0.4%
               160,000     Delta Financial Corp.*                                                2,900,000
                                                                                       -------------------
Finance - Small Business Investment Company & Commercial - 2.5%
               290,000     Safeguard Scientifics, Inc.*                                          5,727,500
               280,000     Sirrom Capital Corp.                                                 10,150,000
                                                                                       -------------------
                                                                                                15,877,500
                                                                                       -------------------
Financial Services - Miscellaneous - 1.1%
               462,000     Pre-Paid Legal Services, Inc.*                                        6,872,250
                                                                                       -------------------
Funeral Services & Related - 1.3%
               235,000     Stewart Enterprises, Inc. - Class A                                   8,577,500
                                                                                       -------------------
Household/Office Furniture - 1.6%
               150,000     Miller Herman, Inc.                                                  10,237,500
                                                                                       -------------------
Leisure - Products - 0.7%
               275,000     North Face, Inc.*                                                     4,571,875
                                                                                       -------------------
Media - Radio/TV - 4.1%
               120,000     Chancellor Corp. - Class A*                                           3,180,000
               150,000     Clear Channel Communications, Inc.*                                   6,431,250
               112,500     Emmis Broadcasting Corp. - Class A*                                   4,352,345
               285,000     Evergreen Media Corp. - Class A*                                      8,318,438
               170,000     Sinclair Broadcast Group, Inc.*                                       4,462,500
                                                                                       -------------------
                                                                                                26,744,533
                                                                                       -------------------
Medical - Biomedics/Genetics - 1.9%
                50,000     BioChem Pharma, Inc.* (Canada)                                        2,150,000
               105,000     Incyte Pharmaceuticals, Inc.*                                         5,460,000
               115,000     Vertex Pharmaceuticals Corp.*                                         4,628,750
                                                                                       -------------------
                                                                                                12,238,750
                                                                                       -------------------
Medical - Ethical Drugs - 1.1%
               120,000     Medicis Pharmaceutical Corp. - Class A*                               3,570,000
               250,000     Theragenics Corp.*                                                    4,062,500
                                                                                       -------------------
                                                                                                 7,632,500
                                                                                       -------------------
Medical - Health Maintenance Organizations - 2.7%
               500,000     Coventry Corp.*                                                       5,687,500
               580,000     Healthsource, Inc.*                                                  11,890,000
                                                                                       -------------------
                                                                                                17,577,500
                                                                                       -------------------
Medical - Outpatient/Home Care - 4.7%
               125,000     American HomePatient, Inc.*                                           2,781,250
               450,000     Healthsouth Corp.                                                     8,606,250
                15,000     PhyCor, Inc.*                                                           408,750
               260,000     Renal Care Group, Inc.*                                               8,255,000

                                       24

               400,000     RoTech Medical Corp.*                                       $         7,300,000
               100,000     Total Renal Care Holdings, Inc.*                                      3,037,500
                                                                                       -------------------
                                                                                                30,388,750
                                                                                       -------------------
Medical - Products - 1.1%
               305,000     PAREXEL International Corp.*                                          7,015,000
                                                                                       -------------------

Medical - Wholesale Drug/Sundries - 0.8%
               220,000     NCS HealthCare, Inc. - Class A*                                       4,977,500
                                                                                       -------------------
Medical/Dental - Supplies - 2.1%
               250,000     Omnicare, Inc.                                                        5,875,000
               120,000     Target Therapeutics, Inc.*                                            7,890,000
                                                                                       -------------------
                                                                                                13,765,000
                                                                                       -------------------
Oil & Gas - Drilling - 2%
               275,000     Global Marine, Inc.*                                                  5,912,500
               400,000     Marine Drilling Companies, Inc.*                                      7,100,000
                                                                                       -------------------
                                                                                                13,012,500
                                                                                       -------------------
Oil & Gas - Field Services - 2.4%
               100,000     BJ Services Co.*                                                      4,787,500
                75,000     Tidewater, Inc.                                                       3,450,000
               150,000     Trico Marine Services*                                                7,125,000
                                                                                       -------------------
                                                                                                15,362,500
                                                                                       -------------------
Oil & Gas - U.S. Exploration & Production - 0.8%
               170,000     Barrett Resources Corp.*                                              5,078,750
                                                                                       -------------------
Pollution Control - Services - 1.2%
               100,000     Newpark Resources, Inc.                                               4,375,000
               250,000     Tetra Tech, Inc.*                                                     3,656,250
                                                                                       -------------------
                                                                                                 8,031,250
                                                                                       -------------------
Real Estate Operations - 1.1%
               275,000     Fairfield Communities, Inc.*                                          6,875,000
                                                                                       -------------------
Retail - Apparel/Shoes - 5%
               280,000     Finish Line, Inc. - Class A*                                          6,230,000
               230,000     Footstar, Inc.*                                                       6,813,750
               300,000     Men's Wearhouse, Inc.*                                                8,250,000
               250,000     Ross Stores, Inc.                                                     6,343,750
               200,000     Wet Seal, Inc. - Class A*                                             4,800,000
                                                                                       -------------------
                                                                                                32,437,500
                                                                                       -------------------
Retail - Mail Order & Direct - 1.4%
                85,000     Black Box Corp.*                                                      2,284,375
               500,000     Micro Warehouse, Inc.*                                                6,562,500
                                                                                       -------------------
                                                                                                 8,846,875
                                                                                       -------------------
Retail - Miscellaneous/Diversified - 5.2%
               400,000     Cross-Continent Auto Retailers, Inc.*                                 7,300,000
               276,000     Guitar Center, Inc.*                                                  4,416,000
               390,000     Hollywood Entertainment Corp.*                                        9,506,250
               500,000     Michaels Stores, Inc.*                                                9,187,500
               150,000     Petco Animal Supplies, Inc.*                                          3,525,000
                                                                                       -------------------
                                                                                                33,934,750
                                                                                       -------------------
Retail/Wholesale - Building Products - 0.7%
               240,000     Eagle Hardware & Garden, Inc.*                                        4,320,000
                                                                                       -------------------
Telecommunications - Equipment - 3.3%
                10,000     Cascade Communications Corp.*                                           263,750
               165,000     Comverse Technology, Inc.*                                            6,517,500
               300,000     P-COM, Inc.*                                                          7,800,000
               225,000     PairGain Technologies, Inc.*                                          6,665,625
                                                                                       -------------------
                                                                                                21,246,875
                                                                                       -------------------

                                       25



Tobacco - 0.9%
               250,000     Consolidated Cigar Holdings, Inc.*                                    5,906,250
                                                                                       -------------------
                           TOTAL COMMON STOCK (Cost $479,339,728)                      $       561,533,134
                                                                                       -------------------

                           PREFERRED STOCK - 0.6%
Computer - Peripheral Equipment - 0.6%
               665,000     Candescent Technologies Corp.^@                                       3,657,500
                                                                                       -------------------

                           TOTAL PREFERRED STOCK (Cost $3,657,500)

                                      U.S. GOVERNMENT OBLIGATIONS - 8.1%
        $   53,000,000     U.S. Treasury Bills due 4/17/97                                      52,880,271
                                                                                       -------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Amortized Cost $52,880,271)                                         52,880,271
                                                                                       -------------------

                           FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES - 3.8%
            24,400,000     FNMA Discount Notes due 4/3/97                                       24,392,978
                                                                                       -------------------
                           TOTAL FNMA DISCOUNT NOTES (Amortized Cost $24,392,978)               24,392,978
                                                                                       -------------------

TOTAL INVESTMENTS (Cost $560,270,477+) - 99.1%                                                 642,463,883
OTHER ASSETS, LESS LIABILITIES - .9%                                                             5,826,921
                                                                                       -------------------
NET ASSETS - 100%                                                                           $  648,290,804
                                                                                       ===================

ADR - American Depository Receipt
*Non-Income Producing Security.
+Also represents cost for tax purposes.
^ Valued in good faith (Note 1)
The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended March 31, 1997 (in thousands):

                                                                       Tower
                                                    Alrenco        Semi-conductor      Vidamed
                                                    -------        --------------      -------

Market Value at 9/30/96                            $    7,350          $       0     $   5,342
Purchases at Cost                                           0              6,696             0
Sales at Cost                                           7,553                  0         2,503
Change in Unrealized Apprreciation
     (Depreciation)                                       203               (602)       (2,839)
Market Value at 3/31/97                                     0              6,094             0
Dividend Income                                             0                  0             0
Realized Gain (Loss)                                   (3,605)                 0         1,663

@Schedule of Restricted or Illiquid Securities (in thousands):

                                                                                                          Fair Value as a %
Security name                                    Date Acquired            Cost         Fair Value           of Net Assets
---------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp. Pfd Series E           05/01/96          $   3,658        $  3,658                 0.6%
                                                                       ==============================================

See notes to financial statements.

THE BERGER FUNDS
BERGER NEW GENERATION FUND
                           Portfolio Manager's Letter
Dear Shareholder:


The past six months have been difficult for investors in the Fund as well as for investors in the entire emerging growth sector of the market. Larger capitalization (cap) stock prices went up as the Dow Jones Industrial Average hit new highs and soared to over 7100 as recently as March 11, 1997. Small cap stocks and aggressive growth stocks, however, faltered. From September 30, 1996 through March 31, 1997, the Dow Jones Industrial Average rose by 13.1% and the Standard & Poor's (S&P) 500 increased by 11.2%. The Russell 2000 Index, a diversified index of small cap companies, fell by (1.1)% over that same period. The Russell 2000 Growth Index, a sub-index of small cap growth stocks similar to many of the stocks held in the Berger New Generation Fund, declined by (10.3)%. Your Fund declined by (18.4)% for the period.*

SMALL STOCKS FALL OUT OF FAVOR

The correction that occurred in the summer of 1996 was the first major one in several years. Since that time, the focus of the market has shifted away from small stocks and aggressive growth stocks to large cap, liquid, defensive stocks. The market has been unwilling to look out very far or pay up for rewards, large though they might be, if those rewards are too far in the future. Many aggressive growth stocks, especially technology stocks, have declined 30-50% despite suffering no apparent or significant changes in their long-term earnings outlook. Where there have been revisions in forecasted growth rates for some aggressive growth stocks, the price declines have overshot reasonable value. Many of these companies are now selling at a significant discount to their expected growth rate of earnings.

Investor psychology has become nearly toxic. We believe this is constructive for the long term, but, for the time being, aggressive growth stocks will likely remain out of favor until the market shifts. The timing of that shift is difficult to predict.

This market backdrop has worked to the disadvantage of funds such as the Berger New Generation Fund, which seeks out companies that are developing and marketing products that are changing, or that we believe have the potential to change, the way things are done in their particular industry. We saw a sharp decline in the price of many of our holdings this past six months. With few exceptions, however, these declines have not been caused by fundamental disappointments in the stocks themselves.

Following is a review of the major sector exposure in the Fund.

TECHNOLOGY

Technology has been the largest sector weighting in the Fund, accounting for about 35% of total assets on March 31. That percentage fluctuated during this reporting period from the low 30s to the high 40s. We have long believed that technology should only rarely be absent from an investor's portfolio, even though we are fully aware that technology stocks tend to be extremely volatile, are attractive to momentum investors, and generally are fraught with risk because the business environment changes rapidly and unpredictably. But technology is shaping the future of this country and the world. Much of today's earnings growth and wealth creation is occurring in this sector.

That being said, the performance of technology stocks recently has been very poor, despite what appear to us to be very good industry fundamentals. We acknowledge that, in some cases, valuations got out of hand, but we underestimated the viciousness of the sell off that took place in technology stocks this year. While we continue to avoid certain segments of this industry, technology offers investors the chance to participate in high quality, rapid growth segments of the economy.

HEALTH CARE

Health care stocks have been difficult performers. Biotechnology stocks were generally good, but faded sharply by the end of the period. Agouron Pharmaceuticals and BioChem Pharma, leading participants in the AIDS and infectious disease markets, were very strong contributors to performance and we took profits in both companies. Most of the remaining holdings in the portfolio are relatively early stage companies that have been seriously out of favor with the market. Two examples: Creative Biomolecules is an early stage biotech company that has, in our opinion, outstanding long-term prospects, and Photoelectron Corp. is a similarly early stage firm with a new treatment for brain tumors. These are representative of the type of stocks in this Fund--early in their development as companies, with promising, but yet-unproved products. The market has simply not wanted to own these stocks over the past six months or longer. Taking a longer-term point of view, we realize that not all of these companies will be successful. But many will be successful, and, in a better market environment, could sell at sharply high prices.

OUTSOURCING

While outsourcing is still a major trend in this country, many companies benefiting from it have had their stocks come under sharp selling pressure. Again, this has been primarily a valuation correction, not the reflection of a fundamental change in the fortunes of these companies. With one exception, Employee Solutions, companies held in the Fund have met or exceeded the earnings expectations of investors.

Obviously, time will tell where we are in the market cycle. While it's always risky to make projections, we believe the market is getting close to a near-term bottom. Whether the market will favor more aggressive stocks in the next rally is difficult to predict. The likelihood is high that the Federal Reserve Board will raise rates again and that investors will remain comfortable with larger, more established companies. If that is the case, this Fund is likely to continue to test the patience of its shareholders. We feel very strongly that shareholders should clearly understand the nature of this Fund, and the fact that not all mutual funds have the same objectives or performance. It is only natural that some shareholders, seeing the Dow Jones Industrial Average at high levels, will believe that their aggressive growth stock fund, such as the Berger New Generation Fund, is at those same levels. When they compare their fund's performance to that of the major market averages, however, they may be in for statement shock.

As we have emphasized since the inception of this Fund one year ago, the Berger New Generation Fund is for long-term investment in the future. There will be periods, such as the current one, when investors avoid the type of stocks we invest in, and sell them off. There also will be periods marked by a high level of investor enthusiasm and by a willingness to take risks and look out into the future. In those times, we believe investors will place their money in what could be a cure for a serious disease instead of in a soft drink. The history of the market is one of cycles of caution and exuberance. It takes patience to maintain a long-term perspective through tough times. But time has shown that a long-term perspective can pay off.

Thank you for your trust and your patience.

Respectfully submitted,



William Keithler
President and Portfolio Manager.

 *Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                  % of Fund's              % of Fund's
                                                                                  investment               investment
      TOP TEN HOLDINGS                                                         in these holdings        in these holdings
                                                                                   on 3/31/97               on 9/30/96

 1.   Life Technologies, Inc. (Medical - Biomedics/Genetics)                           2.2%                    1.7%
 2.   Keane, Inc. (Computer - Software)                                                2.1%                    1.1%
 3.   Fairfield Communities (Real Estate Operations)                                   1.9%                    1.0%
 4.   Whittman-Hart, Inc. (Computer - Services)                                        1.9%                    2.0%
 5.   NCO Group, Inc. (Commercial Services - Misc.)                                    1.8%                    0.0%
 6.   Worthington Foods, Inc. (Food - Misc. Preparation)                               1.7%                    0.5%
 7.   Warrantech Corp. (Financial Services - Misc.)                                    1.7%                    1.3%
 8.   QIAGEN NV (Netherlands) (Medical - Biomedics/Genetics)                           1.7%                    0.0%
 9.   Linear Techology Corp. (Electronic - Semiconductor Manufacturing)                1.7%                    1.0%
 10.  Brightpoint, Inc. (Telecommunications - Equipment)                               1.5%                    1.7%

(DESCRIPTION OF NEW GENERATION FUND CHART)
The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger New Generation Fund to the S&P 500 Index and the Cost of Living Index. The chart presents quarterly data based on an initial investment of $10,000 on March 29, 1996 (inception date of Fund) with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger New Generation Fund's average annual total return from inception, March 29, 1996, to March 31, 1997 -- (3.5)% and for 1 year -- (3.6)%.

                                   Total Value
               ----------------------------------------------------------------
                  Berger New
Date           Generation Fund        S&P 500 Index       Cost Of Living Index
-------------------------------------------------------------------------------
03/29/96           $10,000              $10,000                 $10,000
06/30/96            11,290               10,504                  10,064
09/30/96            11,820               10,826                  10,135
12/31/96            11,555               11,727                  10,186
3/31/97              9,643               12,043                  10,250
Past performance is not predictive of future performance

           SIX MONTH COMPARISON OF TOP FIVE MARKET SECTORS
      SEPTEMBER 30, 1996                           MARCH 31, 1997
-------------------------------            -------------------------------
20%          Computer               1       Healthcare                 19%
18%          Health Care            2       Computer                   18%
15%          Telco Equipment        3       Commercial Services        15%
13%          Business Services      4       Cash and Cash Equivalents  11%
9%           Consumer               5       Consumer                   10%

BERGER NEW GENERATION FUND
          SCHEDULE OF INVESTMENTS / MARCH 31, 1997

    Shares, Units or
    Principal Amount                                                                       Market Value
    ----------------                                                                       ------------
                           COMMON STOCK - 86.5%
Auto/Truck - Original Equipment - 1.0%
                40,000     Gentex Corp.*                                               $           790,000
                                                                                       -------------------
Commercial Services - Miscellaneous - 5.9%
                27,000     Administaff, Inc.*                                                      448,875
                55,000     CMG Information Services, Inc.*                                         666,875
                35,000     EmCare Holdings, Inc.*                                                  940,625
                65,000     NCO Group, Inc.*                                                      1,421,875
                15,000     The Registry, Inc.*                                                     532,500
                25,000     Vincam Group*                                                           684,375
                                                                                       -------------------
                                                                                                 4,695,125
                                                                                       -------------------
Commercial Services - Schools - 1.4%
                75,000     Youth Services International, Inc.*                                   1,125,000
                                                                                       -------------------
Commercial Services - Security/Safety - 3.1%
                60,000     Childrens Comprehensive Services, Inc.*                                 690,000
                40,000     Ultrak, Inc.*                                                           720,000
                70,000     Vivid Technologies*                                                   1,120,000
                                                                                       -------------------
                                                                                                 2,530,000
                                                                                       -------------------
Computer Graphics - 1.4%
                65,000     Silicon Gaming, Inc.*                                                 1,072,500
                                                                                       -------------------
Computer - Local Networks - 1.8%
                17,500     Ascend Communications, Inc.*                                            713,124
                 2,500     Cisco Systems, Inc.*                                                    120,313
                37,500     Fore Systems, Inc.*                                                     562,500
                                                                                       -------------------
                                                                                                 1,395,937
                                                                                       -------------------
Computer - Memory Devices - 1.0%
                85,000     SanDisk Corp.*                                                          839,375
                                                                                       -------------------
Computer - Mini/Micro - 0.9%
                10,000     Dell Computer Corp.*                                                    676,250
                                                                                       -------------------
Computer - Peripheral Equipment - 2.0%
                25,000     Micros Systems, Inc.*                                                   871,875
                30,000     Security Dynamics Technology, Inc.*                                     735,000
                                                                                       -------------------
                                                                                                 1,606,875
                                                                                       -------------------
Computer - Services - 6.3%
                20,000     America Online, Inc.*                                                   847,500
                45,000     Metro Information Services, Inc.*                                       568,125
                50,000     National TechTeam, Inc.*                                                775,000
                32,000     Technology Solutions Co.*                                               884,000
                30,000     Trusted Information Systems*                                            390,000
                70,000     Whittman-Hart, Inc.*                                                  1,487,500
                                                                                       -------------------
                                                                                                 4,952,125
                                                                                       -------------------
Computer - Software - 8.3%
                26,500     Cooper & Chyan Technology, Inc.*                                        742,000
                40,000     Enterprise Systems, Inc.*                                               900,000
                50,000     Iona Technology PLC-ADR*                                                900,000
                50,200     Keane, Inc.*                                                          1,650,325
                32,000     Rogue Wave Software*                                                    292,000
                30,000     Transaction Systems Architects, Inc.*                                   825,000
                50,000     Versant Object Technology*                                              443,750
                25,000     VIASOFT, Inc.*                                                          812,500
                                                                                       -------------------
                                                                                                 6,565,575
                                                                                       -------------------

                                       30


Electronic - Semiconductor Equipment - 4.3%
                20,000     Applied Materials* $                                        $           927,500
                10,000     ASM Lithography Holding N.V.*                                           750,000
               100,000     FEI Company*                                                            850,000
                50,000     Integrated Process Equipment*                                           837,500
                                                                                       -------------------
                                                                                                 3,365,000
                                                                                       -------------------
Electronic - Semiconductor Manufacturing - 5.5%
                45,000     Analog Devices*                                                       1,012,500
                50,000     Credence Systems Corp.*                                                 975,000
                30,000     Linear Technology Corp.                                               1,327,500
                25,000     Micron Technology, Inc.                                               1,012,500
                                                                                       -------------------
                                                                                                 4,327,500
                                                                                       -------------------
Finance - Small Business Investment Company & Commercial - 0.9%
                38,000     Safeguard Scientifics, Inc.*                                            750,500
                                                                                       -------------------
Financial Services - Miscellaneous - 3.4%
                62,500     Checkfree Corp.*                                                        757,813
                36,600     Hambrecht & Quist Group, Inc.*                                          613,050
               150,000     Warrantech Corp.*                                                     1,350,000
                                                                                       -------------------
                                                                                                 2,720,863
                                                                                       -------------------
Food - Miscellaneous Preparation - 1.7%
                70,001     Worthington Foods, Inc.                                               1,365,020
                                                                                       -------------------
Insurance - Life - 1.3%
               100,000     AHL Services, Inc.*                                                   1,000,000
                                                                                       -------------------
Leisure - Products - 1.0%
                50,000     North Face, Inc.*                                                       831,250
                                                                                       -------------------
Media - Cable TV - 2.0%
                75,000     Lodgenet Entertainment Corp.*                                           787,500
               100,000     TCI Satellite Entertainment*                                            775,000
                                                                                       -------------------
                                                                                                 1,562,500
                                                                                       -------------------
Medical - Biomedics/Genetics - 8.1%
                20,000     Biogen, Inc.*                                                           747,500
                33,000     Centocor, Inc.*                                                       1,006,500
                90,000     Creative Biomolecules, Inc.*                                            675,000
                65,000     Life Technologies, Inc.                                               1,706,250
                75,000     Napro Biotherapeutics, Inc.*                                            975,000
                40,000     QIAGEN N.V.* (Netherlands)                                            1,330,000
                                                                                       -------------------
                                                                                                 6,440,250
                                                                                       -------------------
Medical - Ethical Drugs - 3.2%
                50,000     Neose Technologies*                                                     687,500
                40,000     PathoGenesis Corp.*                                                   1,000,000
                50,000     Theragenics Corp.*                                                      812,500
                                                                                       -------------------
                                                                                                 2,500,000
                                                                                       -------------------
Medical - Instruments - 4.8%
                35,000     Biopsys Medical, Inc.*                                                  866,250
                75,000     Cambridge Heart, Inc.*                                                  853,125
               100,000     Eclipse Surgical Technologies, Inc.*                                    600,000
                95,000     Photoelectron Corp.*                                                    688,750
                55,000     Ventana Medical Systems*                                                770,000
                                                                                       -------------------
                                                                                                 3,778,125
                                                                                       -------------------
Medical - Outpatient/Home Care - 0.5%
                20,000    Healthsouth Corp.*                                                       382,500
                                                                                       -------------------
Medical - Products - 1.1%
                45,000     Cytyc Corp.*                                                            843,750
                                                                                       -------------------


                                       31


Pollution Control - Services - 2.8%
                30,000     United Waste Systems**                                      $         1,117,500
                32,000     U.S.A. Waste Services, Inc.*                                          1,136,000
                                                                                       -------------------
                                                                                                 2,253,500
                                                                                       -------------------
Real Estate Operations - 1.9%
                60,000     Fairfield Communities, Inc.*                                          1,500,000
                                                                                       -------------------
Retail - Restaurants - 1.0%
               150,000     Roadhouse Grill, Inc.*                                                  768,750
                                                                                       -------------------
Steel - Specialty Alloys - 0.7%
                60,000     Alyn Corp.*                                                             562,500
                                                                                       -------------------
Telecommunications - Equipment - 7.8%
                30,000     Adtran, Inc.*                                                           750,000
                75,000     Brightpoint, Inc.*                                                    1,218,750
                45,000     ECI Telecom Ltd.*                                                       832,500
                40,000     P-COM, Inc.*                                                          1,040,000
                25,000     Pairgain Technologies*                                                  740,625
                15,000     Qualcomm, Inc.*                                                         845,625
                35,000     Remec, Inc.*                                                            752,500
                                                                                       -------------------
                                                                                                 6,180,000
                                                                                       -------------------
Telecommunications - Services - 1.4%
                50,000     WorldCom, Inc.*                                                       1,100,000
                                                                                       -------------------
                           TOTAL COMMON STOCK (Cost $70,801,063)                                68,480,770
                                                                                       -------------------

                           U.S. GOVERNMENT OBLIGATIONS - 12.1%
            $  250,000     U.S. Treasury Bills due 4/3/97                                          249,933
               700,000     U.S. Treasury Bills due 4/10/97                                         699,155
             1,070,000     U.S. Treasury Bills due 4/17/97                                       1,067,690
               525,000     U.S. Treasury Bills due 4/24/97                                         523,356
             3,070,000     U.S. Treasury Bills due 5/1/97                                        3,057,098
             3,980,000     U.S. Treasury Bills due 5/8/97                                        3,958,797
                                                                                       -------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                            (Amortized Cost $9,556,029)                                          9,556,029
                                                                                       -------------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES - 1.6%
             1,300,000     FNMA Discount Notes due 5/2/97                                        1,293,877
                                                                                       -------------------
                           TOTAL FNMA DISCOUNT NOTES (Amortized Cost $1,293,877)                 1,293,877
                                                                                       -------------------

TOTAL INVESTMENTS (Cost $81,650,969+) - 100.2%                                                  79,330,676
OTHER ASSETS, LESS LIABILITIES - (0.2)%                                                           (156,715)
                                                                                       -------------------
NET ASSETS - 100%                                                                      $        79,173,961
                                                                                       ===================

+Also represents cost for tax purposes.
*Non-Income Producing Security.
 ADR - American Depository Receipts.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
(in thousands)

                                                                                       BERGER
MARCH 31, 1997 (UNAUDITED)                             BERGER        BERGER            SMALL          BERGER
                                                       ONE           GROWTH &          COMPANY        NEW
                                                       HUNDRED       INCOME            GROWTH         GENERATION
                                                       FUND          FUND              FUND           FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                   $1,620,467     $250,653        $560,270        $81,651
==============================================================================================================
Investments at value                                  $1,716,977     $284,337        $642,464        $79,331
Cash                                                       5,356          804           2,091            937
Receivables:
   Investment securities sold                             78,032       44,996           8,332          3,760
   Fund shares sold                                          353           56           1,202            471
   Dividends and interest                                    777          905              32              5
--------------------------------------------------------------------------------------------------------------
     Total Assets                                      1,801,495      331,098         654,121         84,504
--------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investment securities purchased                        50,551       18,825           4,580          5,157
   Accrued investment advisory fees                        1,191          208             530             66
   Accrued transfer agent fees                               900          195             343             40
   Accrued 12b-1 distribution & advertising fees             397           69             146             18
   Other accrued expenses                                    486           94             231             49
--------------------------------------------------------------------------------------------------------------
     Total Liabilities                                    53,525       19,391           5,830          5,330
--------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $1,747,970     $311,707        $648,291        $79,174
==============================================================================================================

Capital Shares:
   Authorized (Par Value $0.01)                          200,000      100,000       unlimited      unlimited
==============================================================================================================
   Shares Outstanding                                    104,111       23,317         171,863          8,660
==============================================================================================================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE                                                 $16.79       $13.37           $3.77          $9.13
==============================================================================================================
See notes to financial statements.

STATEMENTS OF OPERATIONS
(in thousands)

FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                                                                        BERGER
                                                          BERGER         BERGER         SMALL         BERGER
                                                          ONE            GROWTH &       COMPANY       NEW
                                                          HUNDRED        INCOME         GROWTH        GENERATION
                                                          FUND           FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends                                               $4,836       $3,000            $354            $17
  Interest                                                 4,073        1,297           1,841            159
--------------------------------------------------------------------------------------------------------------
    Total Income                                           8,909        4,297           2,195            176
--------------------------------------------------------------------------------------------------------------

Expenses:
  Investment advisory fees (Note 2)                        7,454        1,207           3,538            474
  12b-1 distribution & advertising fees                    2,485          402             983            132
  Transfer agent fees                                      2,531          535           1,240            242
  Postage, printing & reports                              1,044          215             560            122
  Registration fees                                           36           19              64             21
  Custodian fees                                              81           15              41              9
  Directors'/Trustees' fees & expenses                        84           13              34              5
  Accounting fees                                            103           19              44              6
  Administrative services (Note 2)                            99           16              39              5
  Legal fees                                                  38            8              15              2
  Insurance & bonds                                           21            5              11              2
  Audit fees                                                  15            9               9              5
  Other                                                       66           11              19              1
--------------------------------------------------------------------------------------------------------------
    Total Expenses                                        14,057        2,474           6,597          1,026
    Less fees paid indirectly (Note 2)                      (48)            0             (7)              0
    Less expenses reimbursed by advisor (Note 2)               0            0               0           (22)
    Less earnings credits (Note 2)                         (122)         (19)            (43)            (8)
--------------------------------------------------------------------------------------------------------------
    Expenses - Net                                        13,887        2,455           6,547            996
--------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                         (4,978)        1,842         (4,352)           (820)
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign
   currency transactions                                 352,889       39,071          72,225          (871)
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions     (357,669)     (18,510)       (206,256)       (16,584)
--------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on
   Investment and Foreign Currency Transactions          (4,780)       20,561       (134,031)       (17,455)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                              $(9,758)      $22,403      $(138,383)      $(18,275)
==============================================================================================================
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

                                                                               BERGER ONE HUNDRED FUND
                                                                      Six Months Ended              Year Ended
                                                                     3/31/97 (unaudited)             9/30/96
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $   (4,978)               $     (8,721)
Net realized gain (loss) on securities  and foreign currency
   transactions                                                            352,889                     318,175
Net change in unrealized appreciation (depreciation)
   on securities  and foreign currency transactions                      (357,669)                   (100,483)
Net realized gain (loss) on futures transactions                                 0                    (28,569)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations            (9,758)                     180,402
--------------------------------------------------------------------------------------------------------------

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                            0                           0
Net realized gains on investments                                        (270,499)                   (106,043)
Net Decrease in Net Assets from Distributions to Shareholders            (270,499)                   (106,043)

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                  124,467                     323,649
Net asset value of shares issued in reinvestment of dividends              263,484                     103,262
--------------------------------------------------------------------------------------------------------------
    Total                                                                  387,951                     426,911
Payments for shares redeemed                                             (372,430)                   (694,242)
--------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Derived From
Fund Share Transactions                                                     15,521                   (267,331)
--------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                                        (264,736)                   (192,972)

NET ASSETS:
Beginning of period                                                      2,012,706                   2,205,678
--------------------------------------------------------------------------------------------------------------
End of period                                                           $1,747,970                  $2,012,706
==============================================================================================================

Undistributed netinvestment income (loss) included
   in the above                                                         $  (4,978)                  $        0
==============================================================================================================

COMPONENTS OF NET ASSETS:
Capital (par value and paid in surplus)                                 $1,332,710                  $1,317,189
Undistributed net investment income (loss)                                 (4,978)                           0
Undistributed net realized gain (loss ) from investments                   323,729                     241,339
Unrealized appreciation (depreciation) on investments                       96,509                     454,178
--------------------------------------------------------------------------------------------------------------
   Total                                                                $1,747,970                  $2,012,706
==============================================================================================================
TRANSACTIONS IN FUND SHARES:
Shares sold                                                                  6,483                      17,279
Shares issued to shareholders in reinvestment of dividends                   4,695                       5,759
--------------------------------------------------------------------------------------------------------------
   Total                                                                    21,178                      23,038
Shares repurchased                                                        (19,561)                    (37,281)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares                                            1,617                    (14,243)
Shares outstanding, beginning of period                                    102,494                     116,737
--------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                          104,111                     102,494
==============================================================================================================

*Date operations commenced.
See notes to financial statements.

                                                                                           BERGER NEW
BERGER GROWTH &                                 BERGER SMALL COMPANY                       GENERATION
  INCOME FUND                                        GROWTH FUND                              FUND
------------------------------------------------------------------------------------------------------------------
                                                                                                    For the Period

 Six Months Ended      Year Ended     Six Months Ended         Year Ended    Six Months Ended        3/29/96* to
3/31/97 (unaudited)     9/30/96      3/31/97 (unaudited)         9/30/96    3/31/97 (unaudited)        9/30/96
------------------------------------------------------------------------------------------------------------------

     $1,842                $4,686         $ (4,352)             $ (6,306)        $(820)                $5,577
     39,071                49,901           72,225                28,859          (871)               (12,961)

    (18,510)              (17,526)        (206,256)              152,013       (16,584)                14,263
          0                (3,748)               0                     0             0                      0
------------------------------------------------------------------------------------------------------------------
     22,403                33,313         (138,383)              174,566       (18,275)                 6,879
------------------------------------------------------------------------------------------------------------------

     (1,564)               (4,785)               0                     0        (5,574)                     0
    (35,161)                    0          (34,716)                    0             0                      0
------------------------------------------------------------------------------------------------------------------
    (36,725)               (4,785)         (34,716)                    0        (5,574)                     0
------------------------------------------------------------------------------------------------------------------

     26,609                50,365          219,649               670,186        48,710                152,836
     35,296                 4,558           33,944                     0         5,405                      0
     61,905                54,923          253,593               670,186        54,115                152,836
    (51,414)             (122,309)        (303,670)             (495,952)      (68,004)               (42,803)
------------------------------------------------------------------------------------------------------------------

     10,491               (67,386)         (50,077)              174,234       (13,889)               110,033
------------------------------------------------------------------------------------------------------------------

     (3,831)              (38,858)        (223,176)              348,800       (37,738)               116,912


    315,538               354,396          871,467               522,667       116,912                      0
------------------------------------------------------------------------------------------------------------------
   $311,707              $315,538         $648,291              $871,467       $79,174               $116,912
==================================================================================================================
       $255                  $(23)         $(4,352)                   $0         $(817)                $5,577
==================================================================================================================

   $245,654              $235,163         $515,089              $565,166       $96,144               $110,033
        255                   (23)          (4,352)                    0          (817)                 5,577
     32,114                28,204           55,361                17,852       (13,832)               (12,961)
     33,684                52,194           82,193               288,449        (2,321)                14,263
------------------------------------------------------------------------------------------------------------------
   $311,707              $315,538         $648,291              $871,467       $79,174               $116,912
==================================================================================================================

      1,876                 3,798           49,327               157,794         4,241                 13,724
     12,637                   339            8,062                     0           499                      0
------------------------------------------------------------------------------------------------------------------
      4,513                 4,137           57,389               157,794         4,740                 13,724
     (3,637)               (9,196)         (69,230)             (118,706)       (5,970)                (3,834)
------------------------------------------------------------------------------------------------------------------
        876               (5,059)          (11,841)               39,088        (1,230)                 9,890
     22,441               27,500           183,704               144,616         9,890                      0
------------------------------------------------------------------------------------------------------------------
     23,317               22,441           171,863               183,704         8,660                  9,890
==================================================================================================================

NOTES TO FINANCIAL STATEMENTS / MARCH 31, 1997 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
     The One Hundred Fund, Inc. ("Berger 100") and the Berger One Hundred and One Fund, Inc., doing business as the Berger Growth & Income Fund, Inc. ("Berger G&I") were incorporated in March, 1966 in the state of Maryland. The Berger Investment Portfolio Trust ("Trust") is a Delaware business trust organized on August 23, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Berger Small Company Growth Fund ("Berger SCG"), which commenced operations on December 30, 1993, and Berger New Generation Fund ("Berger NG"), which commenced operations on March 29, 1996, are the only portfolios established under the Trust, although others may be added in the future.
     The Berger 100 and Berger G&I Funds and the Trust (individually the "Fund" or collectively the "Funds") are registered under the Investment Company Act of 1940 (the "Act"), as amended, as open-end management investment companies. Each Fund is diversified as defined in the Act. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund.

SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation
     Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

Federal Income Taxes
     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Security Gains and Losses
     Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income
     Investment transactions are accounted for on the date investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts.

Common Expenses
     Certain expenses which are not directly allocable to a specific fund are allocated to the Funds on the basis of relative net assets.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   AGREEMENTS

     Berger Associates, Inc. ("Berger") renders investment advisory services to the Berger 100 and Berger G&I Funds pursuant to agreements which provide for an investment advisory fee to be paid to Berger at the annual rate of .75 of 1% of each Fund's average daily net assets. Berger also renders investment advisory services to the Berger SCG and Berger NG Funds pursuant to an agreement with the Trust which provides for the monthly payment of a fee computed at the annual rate of .9 of 1% of average daily net assets of each Fund. Berger has also agreed to waive its advisory fee for the Berger NG Fund to the extent that the Fund's normal operating expenses in any fiscal year (including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceeds 1.90% of the Fund's average daily net assets for that fiscal year.
     In addition, Berger has agreed to reimburse each Fund to the extent that the Fund's normal operating expenses (exclusive of brokerage commissions, 12b-1 fees, interest, taxes and extraordinary expenses) exceed the most restrictive expense limitation imposed by any applicable state, which is currently 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of the balance of the Fund's average daily net assets for its fiscal year. Each Fund has entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of the Fund, computed daily and payable monthly. The Funds have also entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended March 31, 1997, the Berger 100, Berger G&I, the Berger SCG and the Berger NG Funds received $170,273, $19,432, $50,249 and $7,611, respectively, in earnings and brokerage credits and paid IFTC fees (after earnings and brokerage credits) of $2,544,369, $549,836, $1,275,176 and $249,664, respectively, for services rendered.
     The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). The Plans provide for the payment to Berger of a 12b-1 fee of .25 of 1% per annum of each Fund's average daily net assets to finance activities primarily intended to result in the sale of each Fund's shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. Payments made by the Funds pursuant to their Rule 12b-1 Plans are excluded from the expenses subject to the most restrictive state expense limitations, as noted above, contained in the agreement with Berger. Payments made by the Berger NG Fund pursuant to its Rule 12b-1 Plan are included in the expenses subject to the voluntary expense limitation, also noted above, contained in the agreement with Berger.
    Certain officers and directors of Berger are also officers and directors/trustees of the Funds. Directors/trustees who are not affiliated with Berger received directors'/trustees' fees from the Berger 100 Fund, Berger G&I Fund, Berger SCG Fund and Berger NG Fund of $84,044, $13,382, $33,821 and $4,552, respectively, for the six months ended March 31, 1997.


3.   INVESTMENT TRANSACTIONS

     A.  Purchases and Sales

     Purchases and sales of investment securities (in thousands) during the six months ended March 31, 1997 were as follows:

                                                      BERGER         BERGER        BERGER         BERGER
                                                     100 FUND       G&I FUND      SCG FUND        NG FUND
     ----------------------------------------------------------------------------------------------------
     Purchases of investment securities
     (excluding short-term securities)              $1,598,271     $  254,483    $  453,763    $   69,208
     ====================================================================================================
     Sales of investment securities
     (excluding short-term securities)              $2,001,543     $  304,400    $  538,481    $   96,322
     ====================================================================================================

     There were no purchases or sales of long-term U.S. Government securities during the period.

     At March 31, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities (in thousands) was as follows:

                                                      BERGER         BERGER        BERGER         BERGER
                                                     100 FUND       G&I FUND      SCG FUND        NG FUND
     -------------------------------------------------------------------------------------------------------
     Appreciation                                    $195,536       $39,854        $124,159      $ 7,391
     Depreciation                                     (99,027)       (6,170)        (41,966)      (9,712)
     -------------------------------------------------------------------------------------------------------
     Net                                              $ 96,509       $33,684        $  82,193    $(2,321)
     =======================================================================================================

     The Funds may hold certain types of futures, forwards and options for the purpose of hedging the portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Securities Transactions in the Statements of Operations.

     B.  Federal Income Tax Status

     Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended September 30, 1996, 100% qualified for the dividends received deduction available to the corporate shareholders of the Berger G&I Fund.
     The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment for net operating losses. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.
     The Berger NG incurred and elected to defer $12,651,134 of post-October 31 net capital losses to the year ended September 30, 1997.

4.   TRANSACTIONS WITH AFFILIATES

     During the six month period ended March 31, 1997, pursuant to a policy adopted by the Funds' directors/trustees, Berger reimbursed Berger 100 Fund $794,000 as a result of a security trading error.

FINANCIAL HIGHLIGHTS / MARCH 31, 1997

                                                  BERGER ONE HUNDRED FUND
                                    For a Share Outstanding Throughout the Period Ended


                              (Unaudited)
                                March 31,                                     SEPTEMBER 30,
                                  1997*             1996*           1995*          1994*            1993*         1992*
                                  ----              ----            ----           ----             ----          ----
Net asset value, beginning
  of period                    $     19.64     $    18.89      $     15.96    $     16.54      $     11.73    $   11.13
------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income
      (loss)                          (.05)          (.08)            (.04)          (.12)            (.14)        (.09)
    Net realized and unrealized
      gains (losses) on
      securities                      (.03)          1.76             2.97           (.46)            4.95          .86
------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                          (.08)          1.68             2.93           (.58)            4.81          .77
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net
      investment income)               .00            .00              .00            .00              .00          .00
    Distributions (from
      capital gains)                 (2.77)          (.93)             .00            .00              .00         (.17)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (2.77)          (.93)             .00            .00              .00         (.17)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                       $     16.79     $    19.64      $     18.89    $     15.96      $     16.54    $   11.73
========================================================================================================================
Total return                         (1.30)%         9.36%           18.36%#        (3.51)%#         41.01%#       6.97%
========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                $1,747,970     $2,012,706       $2,205,678     $2,228,743       $1,407,849    $ 384,089
Ratio of expenses to
  average net assets                  1.42%~+        1.42%+           1.48%#+        1.70%#           1.69%#       1.89%
Ratio of net income (loss)
  to average net assets               (.50)%~        (.43)%           (.28)%#        (.74)%#         (1.00)%#      (.75)%
Portfolio turnover rate                 89%           122%             114%            64%              74%          51%
Average commission rate        $     .0597     $    .0624              ---            ---              ---          ---


* Per share calculations for the period were based on average shares outstanding.
~ Annualized.
+Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1995, 1996 and 1997 only. #Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993 to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduced payments under the Plan to .25% per year. Had the waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.49% in 1995, 1.95% in 1994 and 1.88% in 1993. Absent the waiver, the Ratio of Net Income (Loss) to Average Net Assets would have been (.29)% in 1995, (.99)% in 1994 and (1.19)% in 1993. The Total Return would have remained 18.36% in 1995, and would have been (3.63)% in 1994 and 40.84% in 1993. See notes to financial statements.

FINANCIAL HIGHLIGHTS / MARCH 31, 1997

                                                            BERGER GROWTH & INCOME FUND
                                                     For a Share Outstanding Throughout the Period Ended
                              (Unaudited)
                                March 31,                                     SEPTEMBER 30,
                                  1997              1996            1995           1994             1993          1992
                                  ----              ----            ----           ----             ----          ----
Net asset value, beginning
  of period                    $     14.06     $    12.89      $     11.48    $     11.27      $      8.96    $    9.20
------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income
      (loss)                           .08            .20              .16            .12              .08          .13
    Net realized and unrealized
      gains (losses) on
      securities                       .93           1.17             1.43            .21             2.29          .54
------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                          1.01           1.37             1.59            .33             2.37          .67
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net
      investment income)              (.07)          (.20)            (.18)          (.12)            (.06)        (.17)
    Distributions (from
      capital gains)                 (1.63)           .00              .00            .00              .00         (.74)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (1.70)          (.20)            (.18)          (.12)            (.06)        (.91)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                       $     13.37     $    14.06      $     12.89    $     11.48      $     11.27    $    8.96
========================================================================================================================
Total return                          7.22%         10.66%           14.05%#         2.91%#          26.48%#       7.96%
========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)               $   311,707     $   315,538     $   354,396    $   391,570      $   112,932    $  32,942
Ratio of expenses to
  average net assets                  1.54%*~        1.56%*          1.63%#+        1.81%#           2.10%#        2.56%
Ratio of net income (loss)
  to average net assets               1.14%~         1.39%            1.33%#         1.19%#           1.05%#       1.05%
Portfolio turnover rate                  88%           112%              85%           23%              62%          42%
Average commission rate        $      .0620    $     .0613              ---            ---             ---          ---



*Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1996 and 1997 only. ~Annualized.
+Ratio reflects total expenses, including fees offset by earnings credits, for 1995 only.
# Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993 to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduced payments under the Plan to .25% per year. Had the waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.64% in 1995, 2.06% in 1994 and 2.29% in 1993. Absent the waiver, the Ratio of Net Income (Loss) to Average Net Assets would have been 1.32% in 1995, .94% in 1994 and .86% in 1993. The Total Return would have remained 14.05% in 1995, and would have been 2.73% in 1994 and 26.34% in 1993. See notes to financial statements.

FINANCIAL HIGHLIGHTS / MARCH 31, 1997
                                       BERGER SMALL COMPANY GROWTH FUND
                              For a Share Outstanding Throughout the Period Ended
                                               (Unaudited)
                                                March 31,                     SEPTEMBER 30,
                                                              -------------------------------------------
                                                  1997              1996             1995           1994*
                                                  ----              ----             ----           -----
Net asset value, beginning
  of period                                    $     4.74      $      3.61    $      2.74      $      2.50
----------------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income
      (loss)                                         (.03)            (.03)          (.02)             .00
    Net realized and unrealized
      gains (losses) on
      securities                                     (.74)            1.16            .89              .24
----------------------------------------------------------------------------------------------------------
Total from investment
  operations                                         (.77)            1.13            .87              .24
----------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net
      investment income)                              .00              .00            .00^             .00
    Distributions (from
      capital gains)                                 (.20)             .00            .00              .00
----------------------------------------------------------------------------------------------------------
Total Distributions                                  (.20)             .00            .00              .00
----------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                                       $     3.77      $      4.74    $      3.61      $      2.74
==========================================================================================================
Total return                                       (16.76)%          31.30%         31.90%            9.60%
===========================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                               $   648,291     $   871,467    $   522,667      $   211,852
Ratio of expenses to
  average net assets                                 1.68%#~          1.68%#+        1.89%+         2.10%~@
Ratio of net income (loss)
  to average net assets                             (1.11)%~          (.97)%         (.74)%          .32%~
Portfolio turnover rate                                64 %             91 %          109 %          108%
Average commission rate                        $    .0583      $       .0584          ---             ---

*For the period December 30, 1993 (commencement of operations) to September 30, 1994.
^Dividend from net investment income less than $.01 per share.
~Annualized.
#Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1996 and 1997 only. +Ratio reflects total expenses, including fees offset by earnings credits for 1995 only.
@Restated.
See notes to financial statements.

FINANCIAL HIGHLIGHTS / MARCH 31, 1997
                         BERGER NEW GENERATION FUND
              For a Share Outstanding Throughout the Period Ended

                                            (Unaudited)
                                             March 31,        September 30,
                                               1997               1996*
                                               ----               ----
Net asset value, beginning
  of period                           $        11.82           $     10.00
--------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income
      (loss)                                     (.05)                 .56
    Net realized and unrealized
      gains (losses) on
      securities                                (2.03)                1.26
--------------------------------------------------------------------------
Total from investment
  operations                                    (2.08)                1.82
--------------------------------------------------------------------------
Less distributions:
    Dividends (from net
      investment income)                        (.61)                  .00
    Distributions (from
      capital gains)                             .00                   .00
--------------------------------------------------------------------------
Total Distributions                             (.61)                  .00
--------------------------------------------------------------------------
Net asset value, end of
  period                              $        9.13            $     11.82
==========================================================================
Total return                                (18.42)%                 18.20%
===========================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                         $    79,174           $   116,912
Ratio of expenses to
  average net assets                           1.95%~+               2.09%~+
Ratio of net income (loss)
  to average net assets                        (1.56)%~             12.35%~
Portfolio turnover rate                           71 %               474%#
Average commission rate                  $     .0554           $    .0291


*For the period March 29, 1996 (commencement of operations) to September 30,
1996.
~Annualized.
#The Fund experienced higher than anticipated turnover during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.
+Ratio reflects total expenses, including fees offset by earnings credits and investment advisory fee waivers.
See notes to financial statements.

      DIRECTORS OF BERGER ONE HUNDRED FUND AND BERGER GROWTH & INCOME FUND
                AND TRUSTEES OF BERGER INVESTMENT PORTFOLIO TRUST

                   MICHAEL OWEN, CHAIRMAN * DENNIS E. BALDWIN
      WILLIAM M.B. BERGER * LOUIS R. BINDNER, P.E. * KATHERINE A. CATTANACH
             LUCY BLACK CREIGHTON * PAUL R. KNAPP * GERARD M. LAVIN
                     HARRY T. LEWIS, JR. * WILLIAM SINCLAIRE

                                    OFFICERS:

                                 GERARD M. LAVIN
                    President of Berger One Hundred Fund and
                           Berger Growth & Income Fund
                 President of Berger Investment Portfolio Trust

                                PATRICK S. ADAMS
                   Executive Vice President of Berger 100 Fund
                        and Berger Growth and Income Fund

                               WILLIAM R. KEITHLER
                            President of Berger Small
                             Company Growth Fund and
                           Berger New Generation Fund

                                MARK R. MCKINNEY
                                Vice President of
                          Berger Growth and Income Fund

                                  KEVIN R. FAY
                   Vice President, Secretary and Treasurer of
                                the Berger Funds

                                JANICE M. TEAGUE
                     Assistant Secretary of the Berger Funds

                                DAVID J. SCHULTZ
                     Assistant Treasurer of the Berger Funds

                               INVESTMENT ADVISER
                             Berger Associates, Inc.
                                  P.O. Box 5005
                             Denver, Colorado 80217
                        1-303-329-0200 or 1-800-333-1001

                             THE BERGER FUNDS (logo)
                       Together we can move mountains.(TM)

                         (C)1997 Berger Associates, Inc.